                                   SEMIANNUAL REPORT AUGUST 31, 2002

STRATEGIC PARTNERS       (LOGO)
OPPORTUNITY FUNDS

STRATEGIC PARTNERS
FOCUSED GROWTH FUND

Objective: Seeks Long-Term Growth of Capital

This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Strategic
Partners Focused Growth Fund (the Fund) is long-term growth of capital. The Fund's strategy is to combine the efforts of two investment advisers who employ a growth style: Jennison Associates LLC (Jennison) and Alliance Capital Management, L.P.
(Alliance). Each adviser selects
approximately 20 securities. Jennison
invests in midsize and large companies
experiencing some or all of the
following: high sales growth, high unit
growth, high or improving returns on assets and equity, and a strong balance sheet.
These companies generally trade at high
prices relative to their current earnings.
Alliance emphasizes companies that, in its view, have strong management, superior industry position, excellent balance sheets, and the ability to demonstrate superior earnings growth. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 8/31/02
     28.1%    Healthcare
     27.2     Consumer Discretionary
     17.4     Financials
     14.6     Information Technology
      5.2     Consumer Staples
      3.0     Telecommunication Services
      2.8     Energy
      2.0     Industrials
     -0.3     Liabilities in excess of other assets*

*Including cash and equivalents.

Five Largest Holdings

Expressed as a percentage of
net assets as of 8/31/02
     8.3%   Kohl's Corp.
            Multiline Retail
     7.8    Pfizer, Inc.
            Pharmaceuticals
     5.6    UnitedHealth Group Inc.
            Healthcare Providers &  Services
     5.5    Viacom, Inc.
            Media
     5.0    Lowe's Cos. Inc.
            Specialty Retail

Holdings are subject to change.

                            www.strategicpartners.com     (800) 225-1852

Semiannual Report     August 31, 2002

Cumulative Total Returns1                                As of 8/31/02

                                       Six Months  One Year  Since Inception2
Class A                                 -16.64%    -20.89%     -50.40%
Class B                                 -16.87     -21.42      -51.20
Class C                                 -16.87     -21.42      -51.20
Class Z                                 -16.42     -20.67      -50.10
Lipper Large-Cap Growth Funds Avg.(3)   -19.34     -22.56      -25.72
S&P 500 Index(4)                        -16.59     -17.99      -16.62
Russell 1000 Growth Index(5)            -20.25     -22.17      -27.94

Average Annual Total Returns1                             As of 9/30/02

                 One Year     Since Inception2
     Class A      -23.42%        -30.60%
     Class B      -24.10         -30.51
     Class C      -21.70         -29.90
     Class Z      -19.32         -28.92

Past performance is not indicative of future
results. Principal and investment return
will fluctuate so that an investor's shares,
when redeemed, may be worth more or less
than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take
into account sales charges. The average
annual total returns do take into account
applicable sales charges. Without the
distribution and service (12b-1) fee waiver
for Class A shares, the returns would have
been lower. The Fund charges a maximum
front-end sales charge of 5% for Class A
shares. Class B shares are subject to a
declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six
years respectively. Approximately seven
years after purchase, Class B shares will
automatically convert to Class A shares on a
quarterly basis. Class C shares are subject
to a front-end sales charge of 1% and a CDSC
of 1% for shares redeemed within 18 months
of purchase. Class Z shares are not subject
to a sales charge or distribution and
service (12b-1) fees. The cumulative and
average annual total returns in the tables
above do not reflect the deduction of taxes
that a shareholder would pay on fund
distributions or following the redemption of
fund shares. 2Inception date: Class A, B, C,
and Z, 6/1/00. 3The Lipper Average is
unmanaged, and is based on the average
return for all funds in each share class for
the six-month, one-year, and since inception
periods in the Lipper Large-Cap Growth Funds
category. Funds in the Lipper Large-Cap
Growth Funds Average invest at least 75% of
their equity assets in companies with market
capitalizations (on a three-year weighted
basis) greater than 300% of the dollar-
weighted median market capitalization of the
middle 1,000 securities of the S&P
SuperComposite 1500 Index. Large-cap growth
funds typically have an above-average
price/earnings ratio, price-to-book ratio,
and three-year sales-per-share growth value
compared to the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index).
4The S&P 500 Index is an unmanaged index of
500 stocks of large U.S. companies. It gives
a broad look at how stock prices have
performed. 5The Russell 1000 Growth Index is
an unmanaged index comprising those
securities in the Russell 1000 Index with a
greater-than-average growth orientation.
Companies in this index tend to exhibit
higher price-to-book and price/earnings
ratios, lower dividend yields, and higher
forecasted growth rates. Investors cannot
invest directly in an index. The returns for
the Lipper Average, S&P 500 Index, and
Russell 1000 Growth Index would be lower if
they included the effect of sales charges,
operating expenses, or taxes.
                                          1

STRATEGIC PARTNERS
OPPORTUNITY FUNDS                   (LOGO)

                           October 15, 2002

DEAR SHAREHOLDER,
At the beginning of the six-month reporting period of the Strategic Partners Focused
Growth Fund, we were looking back on a very poor year for equity investing and looking forward to an economic recovery driven by the lowest interest rates in 40 years.
However, economic news remained mixed, and investors were disheartened by a series of events that eroded their confidence in corporate financial reports. The result was a steep stock market decline as many investors sold shares. Growth stocks fell more than value stocks. Although the investing context was poor and the Fund trailed the S&P 500 Index--a broad index of market performance--it significantly outperformed the Lipper Large-Cap Growth
Funds Average. In the following report, the Fund's investment advisers describe this market environment, which was by far the largest factor in the Fund's negative return, as well as the specific investments that had the greatest impact on its return.

Many investors are holding back waiting for a clear sign that stock markets are rising again. Following the steep drop over the past six months, many share prices may look quite attractive. However, we don't suggest trying to time the market bottom. Your financial professional can help you reevaluate your portfolio.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Opportunity Funds

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Semiannual Report     August 31, 2002

INVESTMENT ADVISERS' REPORT

A BROAD AND DEEP MARKET DECLINE
There were few opportunities for positive returns during the Fund's semi-annual reporting period, especially for growth investors. After a brief rise in March on signs that the U.S. economy was no longer contracting, the equity markets were overwhelmed by poor earnings reports and a string of financial scandals. As the Fund's reporting period progressed, there was increasing evidence that the spurt of economic growth in the first quarter of 2002 was due largely to a one-time boost after excess inventories had been liquidated, and that a recovery in profits may come more slowly. Both growth and value stocks fell steeply, with stocks in every economic sector sharing in the decline.
Even consumer staples, the best-performing sector, fell about 9% (based on the consumer staples stocks in the Russell 1000 Index).
Financial services, materials, and integrated oil company stocks held up better than average.

The worst-performing industries were
affected mostly by three themes--the delayed recovery in the electronic and computer industries, investors' aversion to all energy merchants because of Enron
Corporation's problems, and the impact of the overall economic slowdown on business-related industries such as advertising, travel, and producer durables.

The combination of a slow economy, changes
in accounting practices, and a loss of
confidence in financial reports caused
investors to become reluctant to pay a
premium for growth potential. Many retreated
to more conservative investments, leading to
a greater fall of growth stock prices.
                                            3

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Semiannual Report     August 31, 2002

The Fund's return suffered from the
steep market decline, but held up much
better than the Russell 1000 Growth Index or the Lipper Average of similar funds.
Positive or essentially flat returns on
several healthcare stocks, as well as gains on Dell Computer and Kohl's shares, contributed to the outperformance.

OUR FOCUS ON HEALTHCARE PAID OFF
Healthcare stocks, in general, benefited from their relative insulation from the economic recession. In addition, the pricing power of health service companies such as HMOs and hospital managers improved, and HMOs did a good job of controlling their costs.
Alliance had positions in several health service companies, including UnitedHealth
(see Comments on Largest Alliance Holdings),
Cardinal Health, and Tenet Health.
UnitedHealth had a strong positive return, while the other two had substantially above-average, although negative, returns.

Drug stocks had been performing well in
recent reporting periods because the long-term prospects of the industry were supported by the large aging baby-boom generation. The demand for healthcare is projected to increase dramatically, and drugs are a cost-efficient way to treat many disorders. However, during this reporting period, the combination of a paucity of new drugs and negative decisions from the Food and Drug Administration (FDA) soured the market for most research-driven drug and biotechnology stocks.

However, Jennison had gains during this
period on a biotechnology company (Amgen) and a drug company (Abbott Laboratories).
Amgen performed well because of excitement about the launches of two new anticancer products, Neulasta and Aranesp. Abbott is performing solidly in its core businesses and has been gaining favor as positive data has been released about a potential blockbuster drug for rheumatoid arthritis.
Jennison's positions in Wyeth and Genentech detracted from return, consistent with the performance of most other drug and biotechnology stocks.

                       www.strategicpartners.com    (800) 225-1852

Both advisers had positions in Johnson &
Johnson. Although the stock fell over this period, it fell far less than the market average, in part because of the strong prospects for the company's drug-coated stent (artery structural support). It virtually eliminates reclogging after implantation in coronary arteries, and
Johnson & Johnson is well ahead of
competitors in developing the product.
Pfizer was among both advisers' largest
positions at the beginning and the end of the reporting period (see both advisers'
Comments on Largest Holdings). Pfizer shares declined throughout the period, with a sharp drop in July. Jennison sold and bought shares during the period, with a small net gain. Overall, however, the Fund's Pfizer holdings had a significant negative impact on its return.

CONSUMERS CONTINUED TO SPEND
Consumer-oriented stocks outperformed the market during the reporting period as consumer spending continued to be the economy's strong point. Both advisers had positions in Kohl's (see both advisers'
Comments on Largest Holdings), an expanding department store chain aimed at the moderate-priced market. Kohl's shares had a moderately large gain for the six-month period. Shares of Walgreen, an Alliance-selected drugstore chain, declined, but not as much as the overall stock market.
Similarly, Jennison's position in Lowe's, a growing chain of giant home project stores, held up somewhat better than average. Not all of the Fund's positions in retailers were as successful. For example, Jennison's positions in Home Depot and Tiffany both fell somewhat more than the growth-stock average, as did Alliance's position in Best Buy.

The stocks of companies that make consumer
products also responded to sustained
consumer spending. Among Jennison's
selections, Coca-Cola and Harley-Davidson
had above-market, albeit still negative,
returns. However, Jennison's position in
PepsiCo had a decline more in line with the
overall fall of growth stocks.
                                          5

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Semiannual Report     August 31, 2002

Consumers continued to refinance their homes or to buy new ones. Freddie Mac (see
Comments on Largest Alliance Holdings) made a small positive contribution to the Fund's return on the strength of this trend.

THERE WAS CONSOLIDATION IN TECHNOLOGY INDUSTRIES
The stress created by the prolonged downturn in technology spending had the greatest impact on companies that were weak either financially or technically. Market leaders, even though their current earnings were still under pressure, looked to benefit from reduced competition when technology spending picked up. Several of the Fund's positions in market-leading technology companies had above-average returns largely because of these prospects. These included Jennison's positions in Intel, Dell, Microsoft, and Cisco Systems (see Comments on Largest
Jennison Holdings for all except Intel) and Alliance's position in Micron Technology.
Intel announced the imminent release of a new-generation processing chip, while Micron sold its noncore businesses and bought
Toshiba's memory chip business. The Fund's
Dell holdings made a positive contribution to its return. Electronic Data Services
(Alliance) also had a relatively strong
return because service companies throughout the economy tended to hold up better than manufacturing companies.

On the other hand, both Texas Instruments
(Jennison) and Nokia (Alliance) had below-market returns because of their exposure to the wireless telecommunications industry, where recovery has not yet been evident.
Alliance's position in AT&T Wireless was a more direct victim of that situation and had a steep fall.

                   www.strategicpartners.com     (800) 225-1852

LARGE FINANCIAL FIRMS WERE UNDER SIEGE
The wave of negative news about accounting and Wall Street firms took its toll on the Fund's holdings. Both advisers had positions in American International Group (AIG) and
Citigroup, two large companies that have grown through a long series of acquisitions that left their financial statements very complicated. In the wake of apparent reporting breakdowns by other firms, many investors were not comfortable with stocks when they felt they could not get a clear view into the companies' workings.
Nonetheless, AIG's return was better than average despite its significant decline.

Besides issues about its complexity,
Citigroup faced a series of investigations into its relationship with failed telecommunications firms. Merrill Lynch, another Jennison holding, also faced legal exposure from its investment banking practices.

Strategic Partners Focused Growth Fund Management Team

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Comments on Largest Holdings

Comments on Largest Jennison Holdings   As of 8/31/02
-----------------------------------------------------

Pfizer, Inc./Pharmaceuticals
Its recent merger with Warner-Lambert gave
Pfizer the dominant position in many drug categories, as well as substantial opportunities to reduce costs. Its cholesterol control drug Lipitor is doing very well, in part because of increasing evidence pointing to the benefits of this class of drug (statins). We expect earnings growth in the high teens.

Microsoft Corp./Software
Microsoft is the world's dominant software company. It has had excellent successes with Windows 2000 (its new business operating system) and the new XP operating system for personal computers. We expect these systems to gain momentum as the year goes on, and to trigger a new replacement cycle for personal computers.

Cisco Systems, Inc./Communications Equipment
Cisco Systems is the dominant company in the market for the routers and switches that control information flow in networks and the Internet. Its earnings have been hurt by the recent hiatus in spending on technology infrastructure, but it is the company best positioned to survive the downturn and benefit when capital investment resumes.

Kohl's Corp./Multiline Retail
We think Kohl's is probably the most successful new department store open to public investors in more than a decade. It is the strongest in the country by far in terms of same-store sales and earnings growth. Moreover, it is just entering the Sunbelt, and has a lot of room for expansion.

Dell Computer Corp./Computers & Peripherals
Dell is the low-cost marketer of personal computers, with a leading market share and a strong brand name. It is expanding its business in corporate computers and is planning to market its own printer line.
Although business has been slow this year, we see no competitor that threatens Dell's long-term earnings growth.

Holdings are subject to change.

                     www.strategicpartners.com    (800) 225-1852

Semiannual Report     August 31, 2002

Comments on Largest Alliance Holdings   As of 8/31/02

UnitedHealth Group Inc./Healthcare Provider & Services
UnitedHealth Group provides comprehensive
HMO-managed healthcare and unbundled health management services. Its consistent earnings growth is particularly attractive in the current market. Rising premiums and a larger number of plan participants are boosting its revenues, while its profits also benefit from process improvement and tightly managed operating costs. UnitedHealth Group reported a 46% rise in quarterly profits as membership growth and price increases outpaced rising medical costs.

Kohl's Corp./Multiline Retail
Kohl's department stores sell moderately priced apparel and home products to middle-income customers. Since 1992, the company has increased square footage an average of 22% a year. Comparable store sales and gross margins are still growing. It is entering the Los Angeles, Phoenix, and Las Vegas markets with 80 new stores, which may benefit from competitors' store closings.
Kohl's intends to test a smaller store
format that would add potential markets. It maintains an excellent balance sheet.

Pfizer, Inc./Pharmaceuticals
Pfizer sells prescription medicines for humans and animals, as well as consumer products. It has a robust product pipeline and no significant near-term patent expirations. Efficiencies from its acquisition of Warner-Lambert in 2000 added to earnings in 2000 and 2001. It is in the process of acquiring Pharmacia. Pfizer reaffirmed its outlook for double-digit revenue growth in 2002-2004, margin improvements, and continuing investment in research and development.

MBNA Corp./Diversified Financials
MBNA is a bank with a leading position in affiliated credit cards, which are marketed primarily to members of associations and customers of financial institutions. Its existing affinity groups continue to grow, while it also acquires portfolios from other institutions. Losses from uncollectable loans have declined over the last six months despite the challenging environment.

Freddie Mac (formerly Federal Home Loan
Corporation)/Diversified Financials
Freddie Mac is a U.S. government-sponsored agency that packages mortgage loans it has purchased into marketable securities and resells them to investors in the form of guaranteed mortgage pass-through securities.
It also purchases and retains mortgages and guaranteed mortgage securities. Its earnings have consistently grown over the last 10 years, and we anticipate that earnings will increase 16%-18% in 2002.

Holdings are subject to change.
                                           9

                                       SEMIANNUAL REPORT AUGUST 31, 2002

STRATEGIC PARTNERS          (LOGO)
OPPORTUNITY FUNDS

STRATEGIC PARTNERS
FOCUSED GROWTH FUND

                                        Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited)

Shares         Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  100.3%
Common Stocks
-------------------------------------------------------------------------------------
Automobiles  2.7%
   78,500      Harley-Davidson, Inc.                               $      3,864,555
-------------------------------------------------------------------------------------
Beverages  2.8%
   79,500      Coca-Cola Co.                                              4,054,500
-------------------------------------------------------------------------------------
Biotechnology  5.5%
   84,800      Amgen, Inc.(a)                                             3,818,544
  122,000      Genentech, Inc.(a)                                         4,000,380
                                                                   ----------------
                                                                          7,818,924
-------------------------------------------------------------------------------------
Communications Equipment  4.6%
  317,700      Cisco Systems, Inc.(a)                                     4,390,614
  162,100      Nokia Corp. (ADR) (Finland)                                2,154,309
                                                                   ----------------
                                                                          6,544,923
-------------------------------------------------------------------------------------
Computers & Peripherals  3.0%
  161,200      Dell Computer Corp.(a)                                     4,289,532
-------------------------------------------------------------------------------------
Diversified Financials  14.1%
  113,130      Citigroup, Inc.                                            3,705,008
   61,800      Freddie Mac                                                3,961,380
   27,700      Goldman Sachs Group, Inc.                                  2,141,210
  309,562      MBNA Corp.                                                 6,253,152
  112,400      Merrill Lynch & Co., Inc.                                  4,071,128
                                                                   ----------------
                                                                         20,131,878
-------------------------------------------------------------------------------------
Energy Equipment & Services  2.8%
  130,000      BJ Services Co.(a)                                         3,965,000
-------------------------------------------------------------------------------------
Food & Drug Retailing  2.3%
   95,700      Walgreen Co.                                               3,325,575
-------------------------------------------------------------------------------------
Health Care Providers & Services  8.7%
   40,400      Cardinal Health, Inc.                                      2,619,536
   38,850      Tenet Healthcare Corp.(a)                                  1,832,555

    See Notes to Financial Statements                                     11

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares         Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
   91,500      UnitedHealth Group, Inc.                            $      8,084,025
                                                                   ----------------
                                                                         12,536,116
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  3.0%
  129,700      Marriott International, Inc. (Class 'A' Stock)             4,245,081
-------------------------------------------------------------------------------------
Industrial Conglomerates  2.0%
   97,300      General Electric Co.                                       2,933,595
-------------------------------------------------------------------------------------
Insurance  3.3%
   75,800      American International Group, Inc.                         4,760,268
-------------------------------------------------------------------------------------
Media  5.5%
  193,900      Viacom, Inc. (Class 'B' Stock)(a)                          7,891,730
-------------------------------------------------------------------------------------
Multiline Retail  8.3%
  170,400      Kohl's Corp.(a)                                           11,880,288
-------------------------------------------------------------------------------------
Pharmaceuticals  13.9%
   99,400      Abbott Laboratories                                        3,978,982
   89,100      Johnson & Johnson                                          4,839,021
  336,200      Pfizer, Inc.                                              11,121,496
                                                                   ----------------
                                                                         19,939,499
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  2.5%
  180,700      Texas Instruments, Inc.                                    3,559,790
-------------------------------------------------------------------------------------
Software  4.6%
  134,100      Microsoft Corp.(a)                                         6,581,628
-------------------------------------------------------------------------------------
Specialty Retail  7.7%
   21,000      Best Buy Co., Inc.(a)                                        445,200
  174,400      Lowe's Cos., Inc.                                          7,216,672
  134,900      Tiffany & Co.                                              3,345,520
                                                                   ----------------
                                                                         11,007,392

    12                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares         Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
Wireless Telecommunication Services  3.0%
  390,100      AT&T Wireless Services, Inc.(a)                     $      1,927,094
  150,600      Vodafone Group PLC (ADR) (United Kingdom)                  2,408,094
                                                                   ----------------
                                                                          4,335,188
                                                                   ----------------
               Total long-term investments (cost $171,387,953)          143,665,462
                                                                   ----------------
SHORT-TERM INVESTMENTS  0.3%
-------------------------------------------------------------------------------------
Mutual Fund  0.2%
  314,153      Prudential Core Investment Fund - Taxable Money
                Market Series (Note 3)                                      314,153
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  0.1%
$      97      State Street Bank & Trust Co., 0.25%, dated
                8/30/02, due 9/3/02, in the amount of $97,003
                (cost $97,000; collateralized by $70,000 U.S.
                Treasury Notes 12.00%, due 8/15/13, approximate
                value of collateral including accured interest
                $101,317)                                                    97,000
                                                                   ----------------
               Total short-term investments (cost $411,153)                 411,153
                                                                   ----------------
               Total Investments  100.6%
                (cost $171,799,106; Note 5)                             144,076,615
               Liabilities in excess of other assets  (0.6%)               (835,432)
                                                                   ----------------
               Net Assets  100%                                    $    143,241,183
                                                                   ----------------
                                                                   ----------------

------------------------------
The following abbreviations are used in portfolio descriptions:
ADR--American Depository Receipt
PLC--Public Limited Company (British Limited Liability Company).
(a) Non-income producing security.

    See Notes to Financial Statements                                     13

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $171,799,106)                           $ 144,076,615
Receivable for Fund shares sold                                            74,261
Dividends and interest receivable                                          65,638
Prepaid assets                                                                 62
                                                                   ---------------
      Total assets                                                    144,216,576
                                                                   ---------------
LIABILITIES
Payable for Fund shares reacquired                                        579,631
Accrued expenses and other liabilities                                    162,913
Management fee payable                                                    110,159
Distribution fee payable                                                  103,741
Payable to custodian                                                       12,997
Deferred trustees' fees                                                     5,952
                                                                   ---------------
      Total liabilities                                                   975,393
                                                                   ---------------
NET ASSETS                                                          $ 143,241,183
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      29,259
   Paid-in capital in excess of par                                   339,902,632
                                                                   ---------------
                                                                      339,931,891
   Net investment loss                                                 (1,370,707)
   Accumulated net realized loss on investments                      (167,597,510)
   Net unrealized depreciation on investments                         (27,722,491)
                                                                   ---------------
Net assets, August 31, 2002                                         $ 143,241,183
                                                                   ---------------
                                                                   ---------------

    14                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($19,624,705 /
      3,955,693 shares of beneficial interest issued and
      outstanding)                                                          $4.96
   Maximum sales charge (5% of offering price)                                .26
                                                                   ---------------
   Maximum offering price to public                                         $5.22
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value and redemption price per share ($70,511,815 /
      14,451,435 shares of beneficial interest issued and
      outstanding)                                                          $4.88
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($46,070,025 /
      9,442,192 shares of beneficial interest issued and
      outstanding)                                                          $4.88
   Sales charge (1% of offering price)                                        .05
                                                                   ---------------
   Offering price to public                                                 $4.93
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value and redemption price per share ($7,034,638 /
      1,409,864 shares of beneficial interest issued and
      outstanding)                                                          $4.99
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     15

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                        Ended
                                                                   August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $9,184)           $     490,644
   Interest                                                                32,193
                                                                   ---------------
      Total income                                                        522,837
                                                                   ---------------
Expenses
   Management fee                                                         800,175
   Distribution fee--Class A                                               30,347
   Distribution fee--Class B                                              434,622
   Distribution fee--Class C                                              287,071
   Transfer agent's fees and expenses                                     204,000
   Custodian's fees and expenses                                           70,000
   Registration fees                                                       18,000
   Audit fee                                                               15,000
   Legal fees and expenses                                                 14,000
   Reports to shareholders                                                 11,000
   Trustees' fees                                                           8,000
   Miscellaneous expenses                                                   1,329
                                                                   ---------------
      Total expenses                                                    1,893,544
                                                                   ---------------
Net investment loss                                                    (1,370,707)
                                                                   ---------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                          (19,236,944)
Net change in unrealized depreciation on investments                  (11,250,076)
                                                                   ---------------
Net loss on investments                                               (30,487,020)
                                                                   ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (31,857,727)
                                                                   ---------------
                                                                   ---------------

    16                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months             Year
                                                      Ended               Ended
                                                 August 31, 2002    February 28, 2002
-------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                            $  (1,370,707)      $  (3,339,404)
   Net realized loss on investments                 (19,236,944)        (69,030,975)
   Net change in unrealized depreciation on
      investments                                   (11,250,076)         18,548,293
                                                 ---------------    -----------------
   Net decrease in net assets resulting from
      operations                                    (31,857,727)        (53,822,086)
                                                 ---------------    -----------------
Fund share transactions (Note 6)
   Net proceeds from shares sold                      7,845,143          30,155,894
   Cost of shares reacquired                        (32,816,176)        (69,145,175)
                                                 ---------------    -----------------
   Net decrease in net assets from Fund share
      transactions                                  (24,971,033)        (38,989,281)
                                                 ---------------    -----------------
Total decrease                                      (56,828,760)        (92,811,367)
NET ASSETS
Beginning of period                                 200,069,943         292,881,310
                                                 ---------------    -----------------
End of period                                     $ 143,241,183       $ 200,069,943
                                                 ---------------    -----------------
                                                 ---------------    -----------------

    See Notes to Financial Statements                                     17

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Opportunity Funds (the 'Company'), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Strategic Partners Focused Growth Fund (the 'Fund'), Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners Focused Value Fund. These financial statements relate to Strategic Partners Focused Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000. Prior to June 2, 2000 (commencement of operations of the Fund), the Fund had no significant operations other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on March 15, 2000 to Prudential Investments LLC ('PI').

      The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily 65% of its total assets in equity related securities in approximately 40 equity-related securities that are selected by the Fund's two investment subadvisers (up to approximately 20 each) as having strong capital appreciation potential.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund, in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and Nasdaq
National Market securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the manager and applicable subadviser. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on portfolio securities as adjustment to interest

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

             Notes to Financial Statements (Unaudited) Cont'd.
income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Alliance Capital Management, L.P. ('Alliance') and Jennison Associates LLC ('Jennison'). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.
                                                                          19

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, for the six months ended August 31, 2002.

      PIMS has advised the Fund that it has received approximately $27,400 and $13,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended August 31, 2002. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $305,400 and $11,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively during the six months ended August 31, 2002.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with a group of banks. The amount of the commitment was $500 million from March 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended August 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended August 31, 2002, the Fund incurred fees of approximately $166,700 for the services of PMFS. As of August 31, 2002, approximately $26,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended August 31, 2002, the Fund earned $13,918 from the Series by investing its excess cash.

      The Fund paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount of PSI networking fees incurred by the Fund during the six months ended August 31, 2002 was approximately $37,000 and is included in transfer agent's fees and expenses in the Statement of Operations. As of August 31, 2002, approximately $5,900 of such fees were due to PSI.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31, 2002 aggregated $55,852,343 and $75,838,914, respectively.

Note 5. Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of August 31, 2002 was as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $175,372,119        $7,369,171        $38,664,675        $31,295,504

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.
                                                                          21

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      For federal income tax purposes, the fund had a capital loss carryforward as of February 28, 2002 of approximately $114,236,000, of which $26,355,000 expires in 2008 and $87,881,000 expires in 2009. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund has elected to treat post-October losses of approximately $30,438,000 incurred in the four month period ended February 28, 2002 as having been occurred in the current fiscal year.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Six months ended August 31, 2002:
Shares sold                                                     161,457    $    907,326
Shares reacquired                                              (852,763)     (4,665,182)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (691,306)     (3,757,856)
Shares issued upon conversion from Class B                           41             240
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (691,265)   $ (3,757,616)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended February 28, 2002:
Shares sold                                                     841,562    $  5,670,467
Shares reacquired                                            (2,113,540)    (13,794,649)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,271,978)     (8,124,182)
Shares issued upon conversion from Class B                          974           5,279
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,271,004)   $ (8,118,903)
                                                             ----------    ------------
                                                             ----------    ------------

    22

      Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Six months ended August 31, 2002:
Shares sold                                                     339,107    $  1,902,650
Shares reacquired                                            (2,522,027)    (13,404,294)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,182,920)    (11,501,644)
Shares reacquired upon conversion into Class A                      (42)           (240)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (2,182,962)   $(11,501,884)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended February 28, 2002:
Shares sold                                                   1,620,674    $ 10,748,032
Shares reacquired                                            (3,951,780)    (24,984,439)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,331,106)    (14,236,407)
Shares reacquired upon conversion into Class A                     (985)         (5,279)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (2,332,091)   $(14,241,686)
                                                             ----------    ------------
                                                             ----------    ------------
Class C
-----------------------------------------------------------
Six months ended August 31, 2002:
Shares sold                                                     687,766    $  3,983,448
Shares reacquired                                            (2,143,975)    (11,478,564)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,456,209)     (7,495,116)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended February 28, 2002:
Shares sold                                                   1,350,965    $  9,010,798
Shares reacquired                                            (3,738,264)    (23,715,880)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (2,387,299)   $(14,705,082)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
-----------------------------------------------------------
Six months ended August 31, 2002:
Shares sold                                                     183,325    $  1,051,719
Shares reacquired                                              (588,473)     (3,268,136)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (405,148)     (2,216,417)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended February 28, 2002:
Shares sold                                                     712,552    $  4,726,597
Shares reacquired                                            (1,027,525)     (6,650,207)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (314,973)   $ (1,923,610)
                                                             ----------    ------------
                                                             ----------    ------------

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Financial Highlights (Unaudited)

                                                                 Class A
                                             -----------------------------------------------
                                             Six Months         Year         June 2, 2000(a)
                                               Ended           Ended             Through
                                             August 31,     February 28,      February 28,
                                                2002            2002              2001
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $   5.95        $   7.30           $ 10.00
                                             ----------     ------------     ---------------
Income from investment operations
Net investment loss                              (0.03)          (0.06)            (0.06)
Net realized and unrealized loss on
   investment transactions                       (0.96)          (1.29)            (2.64)
                                             ----------     ------------     ---------------
   Total from investment operations              (0.99)          (1.35)            (2.70)
                                             ----------     ------------     ---------------
Net asset value, end of period                $   4.96        $   5.95           $  7.30
                                             ----------     ------------     ---------------
                                             ----------     ------------     ---------------
TOTAL INVESTMENT RETURN(b):                     (16.64)%        (18.49)%          (27.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $ 19,625        $ 27,630           $43,200
Average net assets (000)                      $ 24,080        $ 34,765           $59,259
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                        1.53%(c)        1.42%             1.57%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                        1.28%(c)        1.17%             1.32%(c)
   Net investment loss                           (0.95)%(c)      (0.77)%           (0.80)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover                               32%(d)          76%              116%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Not annualized.

    24                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                 Class B
                                             -----------------------------------------------
                                             Six Months         Year         June 2, 2000(a)
                                               Ended           Ended             Through
                                             August 31,     February 28,      February 28,
                                                2002            2002              2001
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $   5.87        $   7.26          $   10.00
                                             ----------     ------------     ---------------
Income from investment operations
Net investment loss                              (0.05)          (0.11)             (0.10)
Net realized and unrealized loss on
   investment transactions                       (0.94)          (1.28)             (2.64)
                                             ----------     ------------     ---------------
   Total from investment operations              (0.99)          (1.39)             (2.74)
                                             ----------     ------------     ---------------
Net asset value, end of period                $   4.88        $   5.87          $    7.26
                                             ----------     ------------     ---------------
                                             ----------     ------------     ---------------
TOTAL INVESTMENT RETURN(b):                     (16.87)%        (19.15)%           (27.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $ 70,512        $ 97,635          $ 137,671
Average net assets (000)                      $ 86,216        $117,384          $ 164,779
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                        2.28%(c)        2.17%              2.32%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                        1.28%(c)        1.17%              1.32%(c)
   Net investment loss                           (1.70)%(c)      (1.52)%            (1.56)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.

    See Notes to Financial Statements                                     25

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                 Class C
                                             -----------------------------------------------
                                             Six Months         Year         June 2, 2000(a)
                                               Ended           Ended             Through
                                             August 31,     February 28,      February 28,
                                                2002            2002              2001
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $   5.87        $   7.26          $   10.00
                                             ----------     ------------     ---------------
Income from investment operations
Net investment loss                              (0.05)          (0.11)             (0.10)
Net realized and unrealized loss on
   investment transactions                       (0.94)          (1.28)             (2.64)
                                             ----------     ------------     ---------------
   Total from investment operations              (0.99)          (1.39)             (2.74)
                                             ----------     ------------     ---------------
Net asset value, end of period                $   4.88        $   5.87          $    7.26
                                             ----------     ------------     ---------------
                                             ----------     ------------     ---------------
TOTAL INVESTMENT RETURN(b):                     (16.87)%        (19.15)%           (27.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $ 46,070        $ 63,966          $  96,437
Average net assets (000)                      $ 56,957        $ 80,074          $ 121,487
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                        2.28%(c)        2.17%              2.32%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                        1.28%(c)        1.17%              1.32%(c)
   Net investment loss                           (1.70)%(c)      (1.52)%            (1.56)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.

    26                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                 Class Z
                                             -----------------------------------------------
                                             Six Months         Year         June 2, 2000(a)
                                               Ended           Ended             Through
                                             August 31,     February 28,      February 28,
                                                2002            2002              2001
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $   5.97        $   7.31           $ 10.00
                                             ----------     ------------     ---------------
Income from investment operations
Net investment loss                              (0.02)          (0.04)            (0.04)
Net realized and unrealized loss on
   investment transactions                       (0.96)          (1.30)            (2.65)
                                             ----------     ------------     ---------------
   Total from investment operations              (0.98)          (1.34)            (2.69)
                                             ----------     ------------     ---------------
Net asset value, end of period                $   4.99        $   5.97           $  7.31
                                             ----------     ------------     ---------------
                                             ----------     ------------     ---------------
TOTAL INVESTMENT RETURN(b):                     (16.42)%        (18.33)%          (26.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $  7,035        $ 10,840           $15,574
Average net assets (000)                      $  9,114        $ 12,834           $22,544
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                        1.28%(c)        1.17%             1.32%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                        1.28%(c)        1.17%             1.32%(c)
   Net investment loss                           (0.70)%(c)      (0.52)%           (0.55)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.

    See Notes to Financial Statements                                     27

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Getting the Most from your Mutual Fund

When you invest, you receive financial
advice from a Financial Advisor or
Registered Representative. Your financial professional can provide you with the following services:


THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you.
This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-- not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                        www.strategicpartners.com    (800) 225-1852

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, NY 10105

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols     Nasdaq     CUSIP
------------     ------     -----
     Class A     SPFAX     86276R106
     Class B     SPFBX     86276R205
     Class C     SPFCX     86276R304
     Class Z     SPFZX     86276R403

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered
by this report and are subject to change thereafter.

The accompanying financial statements as of August 31, 2002, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Fund Symbols     Nasdaq     CUSIP
-----------      ------     -----
     Class A     SPFAX     86276R106
     Class B     SPFBX     86276R205
     Class C     SPFCX     86276R304
     Class Z     SPFZX     86276R403

MFSP500E2     IFS-A074912

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

                                    Semiannual Report August 31, 2002

STRATEGIC PARTNERS
OPPORTUNITY FUNDS

STRATEGIC PARTNERS
NEW ERA GROWTH FUND                       (LOGO)

Objective: Seeks Long-Term Growth of Capital

This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Strategic
Partners New Era Growth Fund (the Fund) is long-term growth of capital. The Fund's strategy is to combine the efforts of two investment advisers who employ a growth style: Jennison Associates LLC (Jennison) and Massachusetts Financial Services Company
(MFS). Jennison invests in small and midsize companies that it believes have superior management, a unique market niche, or a strong new product profile. MFS focuses on companies of any size that are early in their life cycle but have the potential to become major enterprises, or otherwise are expected to accelerate their earnings growth rate. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 8/31/02
    26.8%   Consumer Discretionary
    18.6    Healthcare
    18.4    Information Technology
    15.6    Industrials
     8.0    Financials
     4.7    Energy
     1.2    Materials
     0.4    Consumer Staples
     6.3    Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of
net assets as of 8/31/02
    2.2%   Northrop Grumman Corp.
           Aerospace & Defense
    1.7    Harley-Davidson, Inc.
           Motorcycles
    1.7    Concord EFS, Inc.
           Commercial Services & Supplies
    1.6    Merrill Lynch & Co., Inc.
            Diversified Financials
    1.5    Pearson PLC, ADR (United Kingdom)
           Media

Holdings are subject to change.

                           www.strategicpartners.com     (800) 225-1852

Semiannual Report    August 31, 2002

Cumulative Total Returns1                                  As of 8/31/02

                                      Six Months  One Year   Since Inception2
Class A                                -22.70%    -31.98%        -49.60%
Class B                                -22.91     -32.52         -50.20
Class C                                -22.91     -32.52         -50.20
Class Z                                -22.48     -31.85         -49.30
Lipper Multi-Cap Growth Funds Avg.3    -20.62     -25.62         -44.36
S&P 500 Index(4)                       -16.59     -17.99         -28.62
Russell 3000 Growth Index5             -20.38     -22.41         -41.46


Average Annual Total Returns1                              As of 9/30/02

                     One Year    Since Inception2
    Class A           -29.40%        -35.98%
    Class B           -29.98         -36.07
    Class C           -27.77         -35.00
    Class Z           -25.44        -33.95

Past performance is not indicative of future
results. Principal and investment return
will fluctuate so that an investor's shares,
when redeemed, may be worth more or less
than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take
into account sales charges. The average
annual total returns do take into account
applicable sales charges. Without the
distribution and service (12b-1) fee waiver
for Class A shares, the returns would have
been lower. The Fund charges a maximum
front-end sales charge of 5% for Class A
shares. Class B shares are subject to a
declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six
years respectively. Approximately seven
years after purchase, Class B shares will
automatically convert to Class A shares on a
quarterly basis. Class C shares are subject
to a front-end sales charge of 1% and a CDSC
of 1% for shares redeemed within 18 months
of purchase. Class Z shares are not subject
to a sales charge or distribution and
service (12b-1) fees. The cumulative and
average annual total returns in the tables
above do not reflect the deduction of taxes
that a shareholder would pay on fund
distributions or following the redemption of
fund shares. 2Inception date: Class A, B, C,
and Z, 11/22/00. 3The Lipper average is
unmanaged, and is based on the average
return of all funds in each share class for
the six-month, one-year, and since inception
periods in the Lipper Multi-Cap Growth Funds
category. Funds in the Lipper Multi-Cap
Growth Funds Average include funds that
invest in a variety of market capitalization
ranges without concentrating 75% of their
equity assets in any one market-
capitalization range over an extended period
of time. Multi-cap funds typically have
between 25% and 75% of their assets invested
in companies with market capitalizations (on
a three year-weighted basis) above 300% of
the dollar-weighted median market
capitalization of the middle 1,000
securities of the S&P SuperComposite 1500
Index. Multi-cap growth funds typically have
an above-average price/earnings ratio,
price-to-book ratio, and three-year sales-
per-share growth value, compared to the S&P
SuperComposite 1500 Index. 4The Standard &
Poor's 500 Composite Stock Price Index (S&P
500 Index) is an unmanaged index of 500
stocks of large U.S. companies. It gives a
broad look at how stock prices have
performed. 5The Russell 3000 Growth Index is
an unmanaged, market capitalization-weighted
index that measures the performance of those
Russell 3000 Index companies with higher
price-to-book ratios and higher forecasted
growth values. The stocks in this index are
also members of either the Russell 1000
Growth Index or the Russell 2000 Growth
Index. Investors cannot invest directly in
an index. The returns for the Lipper
Average, S&P 500 Index, and Russell 3000
Growth Index would be lower if they included
the effect of sales charges, operating
expenses, or taxes.
                                          1

STRATEGIC PARTNERS
OPPORTUNITY FUNDS                (LOGO)

October 15, 2002

DEAR SHAREHOLDER,
At the beginning of the six-month reporting period of the Strategic Partners New Era
Growth Fund, we were looking back on a very poor year for equity investing and looking forward to an economic recovery driven by the lowest interest rates in 40 years. However, economic news remained mixed, and investors were disheartened by a series of events that eroded their confidence in corporate financial reports. The result was a steep stock market decline as many investors sold shares. Growth stocks fell more than value stocks. The Fund's return trailed the S&P
500 Index--a broad index of market
performance--and it trailed the Lipper Multi-
Cap Growth Funds Average. In the following report, the Fund's investment advisers describe this market environment, which was by far the largest factor in the Fund's negative return, as well as the specific investments that had the greatest impact on it.

Many investors are holding back, waiting for a clear sign that stock markets are rising again. After the steep drop over the past six months, many share prices may look quite attractive. However, we don't suggest trying to time the market bottom. Your financial professional can help you re-evaluate your portfolio.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Opportunity Funds
2

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Semiannual Report    August 31, 2002

INVESTMENT ADVISERS' REPORT

A BROAD AND DEEP MARKET DECLINE
There were few opportunities for positive returns during the Strategic Partners New
Era Growth Fund's semiannual reporting
period, especially for growth investors.
After a brief rise in March on signs that the U.S. economy was no longer contracting, the equity markets were overwhelmed by poor earnings reports and a string of financial scandals. As the Fund's reporting period progressed, there was increasing evidence that the spurt of rapid economic growth in the first quarter of 2002 was due largely to a one-time boost after excess inventories had been liquidated. A recovery in profits may come more slowly. Both growth and value stocks fell steeply, with stocks in every economic sector sharing in the decline. Even the best performing sector, consumer staples, fell about 6% (based on the consumer staples stocks in the Russell 3000 Index).

The largest share-price declines were
generally in industries affected by three themes--the delayed recovery in the electronic and computer industries, investor aversion to all energy merchants because of Enron Corporation's problems, and the impact of the overall economic slowdown on business-related industries such as advertising, travel, and producer durables.

The combination of a slow economy, changes in accounting practices, and a loss of confidence in financial reports caused investors to become reluctant to pay a premium for growth potential. Many retreated to more conservative investments, leading to a greater fall of growth stock prices.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Semiannual Report    August 31, 2002

The steep market drop accounted for most of the Fund's loss over this reporting period.
Its worst performers were a diverse group of stocks, including financial services, media, healthcare, and technology holdings.
Positive contributors also came in many
industries, but they tended to be
concentrated in technology, medical
services, and commercial services. No
individual holding had a substantial impact on the Fund's return because about 200 different stocks were held by one or the other of its advisers during this reporting period. (At period-end, the Fund's largest exposure was 2.2% of its investment portfolio.) The exceptional market volatility and low value placed on growth
(as opposed to stable earnings) made a very difficult investing environment for the
Fund's style, but stocks of companies with excellent long-term growth prospects fell to market-average valuations. That means that investors are not paying extra for their growth potential.

OUR FINANCIAL-RELATED STOCKS HURT FUND PERFORMANCE
Two of the largest detractors from the
Fund's return were Capital One Financial and
Concord EFS, financial stocks both advisers held. Capital One is one of the 10 largest credit card issuers in the United States. It focuses on the subprime market, and ran into credit quality issues that led to higher capital requirements and slower profit growth. Both advisers sold their positions.
(MFS completed its sale after the end of our reporting period.) Concord EFS processes debit card and ATM transactions. That business became more competitive, reducing expectations for earnings growth. In response, Concord replaced some of its management and made changes in its business practices. MFS reduced its position substantially, while Jennison sold its holding. (Jennison's sale was completed after the end of our reporting period.)
Jennison also sold its position in E-Trade, which suffered from individual investors' recent disinterest in stock investing.

            www.strategicpartners.com    (800) 225-1852

ELECTRONIC MEDIA STOCKS ALSO PERFORMED POORLY
Jennison had a position in Gemstar-TV Guide, predicated on the assumption that its patents for interactive media guides would hold up in court. They didn't, and Jennison took its loss. Both MFS and Jennison held the satellite video company EchoStar Communications
(see MFS's Comments on Largest Holdings). EchoStar shares were hurt by uncertainty related to its bid for Hughes Electronics, its only rival in satellite broadcasting. Investors abhorred uncertainty during this six-month period. We think, now that the issues are resolved, EchoStar's share price will come to reflect the firm's excellent prospects, which did not depend upon its acquisition of Hughes. Satellite delivery companies don't have to invest as much per new subscriber as cable companies. They are making inroads because subscribers pay a lower cost per channel. Nonetheless, satellite video company share prices are lower than those of cable company prices for comparable numbers of customers.

TECHNOLOGY WAS MIXED
Both advisers reduced their focus on
technology during this period. Enterprise-level spending on technology has been minimal for longer than most people expected. As a result, companies with weak balance sheets are failing or retrenching, creating a potentially less competitive environment for the survivors when capital spending resumes. Meanwhile, investors have been wary of technology stocks.

Among other portfolio changes, Jennison sold
its positions in Solectron and International
Rectifier, and MFS sold its position in
Rational Software, all of which detracted
from return. In our last report, we
mentioned that the Fund's advisers still
liked Veritas Software, despite the share's
decline. Veritas continued to detract from
the Fund's return, but MFS still has
confidence in its
                                          5

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Semiannual Report    August 31, 2002

position as a market leader in the emerging business of information storage software-- software that manages efficient multisite storage for computer systems. Demand for these systems increased after September 11, 2001, and Veritas' sales should respond when enterprise spending recovers. MFS also likes
Oracle, a leader in integrated database
systems, although its shares declined over this reporting period.

Some software stocks made positive
contributions to the Fund's return despite the poor market. Both advisers had positions in Electronic Arts, whose game programs are more related to consumer spending than to technology. MFS took its profits, but Jennison continues to hold a small position.
Jennison held Intuit (the publisher of
Quicken financial management for homes and small businesses), another consumer-oriented software firm, and sold its position at a good price. Jennison also sold its positions in PeopleSoft and Novellus after a share-price increase. PeopleSoft's customer-relationship management software sales held up better than most, and the stock reflected that fact. Novellus (capital equipment for manufacturing computer chips) benefited from early signs of an upturn in semiconductors.
The Fund is still exposed to both stocks because MFS established positions in them after taking its profits on QLogic, a producer of semiconductors (chips) used in information storage systems. MFS trimmed its position as Novellus' stock rose. The optimistic cues for semiconductors changed during the reporting period, and Novellus shares fell again. MFS added to its position late in the period at a lower price.

Jennison's position in the computer printer company Lexmark and MFS's position in Dell
Computer also added to the Fund's return.
During the period, Dell announced that it was going to sell Lexmark-manufactured printers under its own brand name.

      www.strategicpartners.com    (800) 225-1852

HEALTHCARE STOCKS: SERVICES GOOD, DRUGS POOR
Healthcare stocks, in general, benefited from their relative insulation from the economic recession. In addition, the pricing power of health service companies such as HMOs and hospital managers improved, and the HMOs did a good job of controlling their costs. MFS had a sizeable commitment to medical services and equipment stocks, many with positive returns. These holdings included the HMOs Lincare Holdings,
UnitedHealth Group, and WellPoint Health
Networks, as well as Express Scripts.
Jennison also held Express Scripts and had a position in Alcon.

Drug stocks had been performing well in
recent reporting periods because the long-term prospects of the industry were supported by the large aging baby-boom generation. The demand for healthcare is projected to increase dramatically, and drugs are a cost-efficient way to treat many disorders. However, during this reporting period, a combination of the paucity of new drugs and a string of negative decisions from the Food and Drug Administration (FDA) soured the market for most research-driven drug and biotechnology stocks. The stocks that did well belonged to the few companies with exciting new products in their pipelines.

The Fund's poor-performing drug and
biotechnology companies included Biovail and
Genzyme, each held by both advisers. Biovail
shares stabilized in July after settlement
of a legal dispute with another drug
company. Genzyme reported a negative FDA
action on a kidney drug for which it had
high hopes. MFS reduced and Jennison
eliminated their respective commitments to
the stock. Modest positive or negative
contributions, which were still much higher
than the average stock return, came from
other holdings, including Shire
Pharmaceuticals and Andrx Group, held by
MFS, and SICOR, Gilead Sciences, and ICN
Pharmaceuticals, held by Jennison.
                                         7

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Semiannual Report    August 31, 2002

TECHNICAL TRAINING CAN ACCELERATE IN A SLOWDOWN
Both advisers had positions in Apollo Group, which operates the University of Phoenix and other technical training programs. The
University's distance-learning division had very strong performance through the economic slowdown because both companies and unemployed individuals tend to upgrade their skills during a production lull. Apollo has a good placement rate for its graduates.
Moreover, the crash of the Internet boom eliminated many of its potential competitors.
Apollo, which was early to develop
distance learning, had a substantial lead on the learning curve for these programs.
Its shares continued to rise after
the overall market turned down. Jennison thought they became somewhat expensive and took its profits, while MFS continued to hold the stock. Apollo made a substantial positive contribution to the Fund's return during this reporting period. Education
Management Corporation (Jennison) also had an above-average return.

DEFENSE IS A GROWTH SECTOR
Both advisers had positions in Northrop
Grumman (see Jennison's Comments on Largest
Holdings). Defense spending is the sector of the economy with the least uncertainty about growth right now. Both advisers think that Northrop Grumman is well-managed and well-positioned to take advantage of that trend.
They established positions in the latter part of the reporting period. MFS also believes that Northrop Grumman's recent acquisition of TRW, which makes defense satellites and missile systems, will increase its revenue growth and increase its efficiency. The Fund's holding was among the largest contributors to its return.

www.strategicpartners.com

(800) 225-1852

CONSUMER SPENDING ALSO SUPPORTED THE FUND'S RETURN
The Fund had gains or much smaller-than-average declines on many stocks that benefited from the continued strength of consumer spending. Jennison's selections included GameStop, Tiffany, Amazon,
Furniture Brands International, Jones
Apparel, and eBay. MFS held Pepsi Bottling
Group, and both advisers had positions in Barnes & Noble. For the most part, these are defensive positions--their most attractive quality is their relatively low dependence on the resumption of rapid economic growth.

Strategic Partners New Era Growth Fund Management Team

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Comments on Largest Holdings

Comments on Largest Jennison Holdings   As of 8/31/02
-----------------------------------------------------

Pearson PLC, ADR (United Kingdom)/Media
Pearson publishes the Financial Times
business newspaper, owns 50% of The
Economist Group, and has a 34% stake in
MarketWatch.com. Those businesses are
suffering from the decline in Wall Street activity. However, Pearson is also the world's largest publisher of educational materials (Prentice Hall and other imprints), which follow a relatively predictable textbook replacement cycle.
Pearson is a well-run company with good cash flow. At current low profit expectations, its shares are priced inexpensively for their long-term growth.

Weatherford International, Ltd./Energy Equipment & Services
Weatherford International supplies oil and gas drilling equipment and services. We believe companies that produce, transport, and service the natural gas industry are strong long-term investments because consumption has been rising, while natural gas reserves (the gas in known sources) are being depleted. Depletion means that the natural gas industry must drill at ever-increasing rates just to keep production from declining.

FactSet Research Systems, Inc./Commercial Services & Supplies
FactSet provides access to more than 100 databases and provides analytical software for interpreting and presenting the data. It is a financially strong company, so it can weather the slowdown in capital market activity, but its earnings should accelerate sharply when the pace of financial activity picks up.

Reynolds & Reynolds Co./Software
Reynolds provides a complete suite of
software for running automobile dealerships-- everything from procurement to after-sale relationship management. It is a growing, conservatively managed company that has paid dividends steadily. The sustained level of auto sales and auto dealer profits have fueled its growth. Its shares were attractively priced.

Northrop Grumman Corp./Aerospace & Defense
After consolidation in the defense industry, Northrop Grumman is the third-largest defense contractor in the United States and the world's largest ship builder. We believe it is among the best positioned in the industry. It has an excellent balance of programs and should be in a strong position to take advantage of increased defense spending.

Holdings are subject to change.

                      www.strategicpartners.com    (800) 225-1852

Semiannual Report    August 31, 2002

Comments on Largest MFS Holdings   As of 8/31/02
------------------------------------------------

Harley-Davidson, Inc./Motorcycles
Harley-Davidson has a unique franchise in the motorcycle industry. Its distinctive brand is highly sought after, while the company has constrained supply. There is a waiting list for its most popular models.
Motorcycle sales have held up through the economic recession. With strong margins and consistent earnings growth, its stock has been particularly attractive in the recent uncertain environment.

Cisco Systems, Inc./Communications Equipment
Cisco Systems is the dominant company for the routers and switches that control information flow in networks and the Internet. Its earnings have been hurt by the recent hiatus in spending on technology infrastructure, but it is the best-positioned company to survive the downturn and benefit when capital investment resumes. Cost cutting has increased its margins, while weaker competitors have left the business. Its share price reflects its near-term difficulties more than its long-term potential.

EchoStar Communications Corp./Media
EchoStar is a satellite telecommunications provider. Satellite television is growing rapidly and now has positive cash flow.
Since start-up costs are huge and
incremental costs are relatively low, the increase in subscribers should drive rapid profit growth. Nonetheless, the business is selling at about the same multiple of its profits as nongrowing cable television companies.

Viacom, Inc./Media
Viacom is a broadly diversified media
company whose brands include Blockbuster,
MTV, Paramount, Simon & Schuster, and CBS.
We expect it to benefit from the trend
toward large one-stop advertising contracts across many media, as well as from the improving economic situation. Moreover, the industry has a fixed cost structure but very little incremental costs when business increases, so additional revenue flows right through to profits. Advertising spending is picking up.

Pfizer, Inc./Pharmaceuticals
Its recent merger with Warner-Lambert gave
Pfizer the dominant position in many drug categories, as well as substantial opportunities to reduce costs. It has few patent expirations coming up over the next few years and is in the process of buying
Pharmacia, which should add near-term cost savings and revenue synergism, both expected to drive profit growth.

Holdings are subject to change.

                                       SEMIANNUAL REPORT AUGUST 31, 2002

STRATEGIC PARTNERS
OPPORTUNITY FUNDS        (LOGO)

STRATEGIC PARTNERS
NEW ERA GROWTH FUND

                                       Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.7%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  2.2%
   19,200      Northrop Grumman Corp.                               $      2,357,760
-------------------------------------------------------------------------------------
Air Freight & Couriers  0.6%
   10,300      United Parcel Service, Inc. (Class 'B' Stock)                 658,273
-------------------------------------------------------------------------------------
Automotive  0.6%
   22,420      American Axle & Manufacturing Holdings, Inc.(a)               666,995
-------------------------------------------------------------------------------------
Banks  0.3%
    8,100      First Tennessee National Corp.                                310,230
-------------------------------------------------------------------------------------
Beverages  0.4%
   15,700      Pepsi Bottling Group, Inc.                                    458,440
-------------------------------------------------------------------------------------
Biotechnology  3.7%
   19,600      Amgen, Inc.(a)                                                882,588
   16,000      Cephalon, Inc.(a)                                             696,000
    8,900      Gilead Sciences, Inc.(a)                                      285,512
   20,900      IDEC Pharmaceuticals Corp.(a)                                 839,762
   19,700      Invitrogen Corp.(a)                                           701,320
   25,200      MedImmune, Inc.(a)                                            646,632
                                                                    ----------------
                                                                           4,051,814
-------------------------------------------------------------------------------------
Chemicals  0.4%
    7,000      Praxair, Inc.                                                 392,210
-------------------------------------------------------------------------------------
Commercial Services & Supplies  12.5%
   21,950      Apollo Group, Inc. (Class 'A' Stock)(a)                       918,169
   28,360      ARAMARK Corp. (Class 'B' Stock)(a)                            642,354
   40,500      BISYS Group, Inc.(a)                                        1,031,940
   72,590      Cendant Corp.(a)                                            1,038,763
   70,300      Ceridian Corp.(a)                                           1,129,721
   96,700      CheckFree Corp.(a)                                          1,196,179

    See Notes to Financial Statements                                     13

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   90,330      Concord EFS, Inc.(a)                                 $      1,843,635
   31,200      Dun & Bradstreet Corp.(a)                                   1,101,048
   62,700      FactSet Research Systems, Inc.                              1,554,960
   24,600      First Data Corp.                                              854,850
   22,200      Fiserv, Inc.(a)                                               817,182
   19,400      Iron Mountain, Inc.(a)                                        539,320
   21,700      Manpower, Inc.                                                718,704
   15,720      Robert Half International, Inc.(a)                            272,270
                                                                    ----------------
                                                                          13,659,095
-------------------------------------------------------------------------------------
Communications Equipment  2.5%
   20,100      Brocade Communications Systems, Inc.(a)                       290,847
  113,800      Cisco Systems, Inc.(a)                                      1,572,716
  207,500      JDS Uniphase Corp.(a)                                         558,175
   26,700      Motorola, Inc.                                                320,400
                                                                    ----------------
                                                                           2,742,138
-------------------------------------------------------------------------------------
Computers & Peripherals  2.3%
   50,800      Dell Computer Corp.(a)                                      1,351,788
  100,700      EMC Corp.(a)                                                  680,732
  127,000      Western Digital Corp.(a)                                      515,620
                                                                    ----------------
                                                                           2,548,140
-------------------------------------------------------------------------------------
Diversified Financials  5.3%
   82,900      Charles Schwab Corp.                                          761,022
   22,590      Freddie Mac                                                 1,448,019
    8,120      Goldman Sachs Group, Inc.                                     627,676
   13,100      Investment Technology Group, Inc.(a)                          444,090
   49,800      Merrill Lynch & Co., Inc.                                   1,803,756
   52,600      Stilwell Financial, Inc.                                      733,244
                                                                    ----------------
                                                                           5,817,807
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  2.1%
   18,000      Amphenol Corp. (Class 'A' Stock)(a)                           698,760
   28,400      Newport Corp.(a)                                              441,904
  208,100      Solectron Corp.(a)                                            774,132

    14                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   22,840      Tektronix, Inc.(a)                                   $        396,502
                                                                    ----------------
                                                                           2,311,298
-------------------------------------------------------------------------------------
Energy Equipment & Services  4.7%
   15,500      Baker Hughes, Inc.                                            426,250
   10,400      BJ Services Co.(a)                                            317,200
   50,900      ENSCO International, Inc.                                   1,357,503
   58,900      Patterson-UTI Energy, Inc.(a)                               1,471,322
   39,100      Weatherford International, Ltd.(a)                          1,596,844
                                                                    ----------------
                                                                           5,169,119
-------------------------------------------------------------------------------------
Healthcare Equipment & Supplies  1.8%
   17,800      Alcon, Inc.(a)                                                658,066
   20,200      Baxter International, Inc.                                    733,058
    9,700      Genzyme Corp.(a)                                              200,596
    6,400      Stryker Corp.(a)                                              360,768
                                                                    ----------------
                                                                           1,952,488
-------------------------------------------------------------------------------------
Healthcare Providers & Services  6.8%
   10,800      Anthem, Inc.(a)                                               681,588
   13,300      Cardinal Health, Inc.                                         862,372
   27,700      Caremark Rx, Inc.(a)                                          448,740
   11,560      Express Scripts, Inc.(a)                                      554,880
   13,700      HCA, Inc.                                                     637,735
   20,440      Laboratory Corp. of America Holdings(a)                       642,838
   12,770      Lincare Holdings, Inc.(a)                                     409,279
   10,800      McKesson Corp.                                                362,232
   19,800      Tenet Healthcare Corp.(a)                                     933,966
    8,700      UnitedHealth Group, Inc.                                      768,645
  107,000      WebMD Corp.(a)                                                631,300
    6,200      Wellpoint Health Networks, Inc.(a)                            461,094
                                                                    ----------------
                                                                           7,394,669
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  2.9%
   53,100      Brinker International, Inc.(a)                              1,471,932
   15,000      Outback Steakhouse, Inc.(a)                                   440,400

    See Notes to Financial Statements                                     15

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   50,800      Starwood Hotels & Resorts Worldwide, Inc.(a)         $      1,309,624
                                                                    ----------------
                                                                           3,221,956
-------------------------------------------------------------------------------------
Household Durables  0.7%
   22,200      Stanley Works                                                 774,336
-------------------------------------------------------------------------------------
Industrial Conglomerates  0.3%
   23,400      Tyco International Ltd. (Bermuda)                             367,146
-------------------------------------------------------------------------------------
Insurance  2.5%
   12,100      American International Group, Inc.                            759,880
   21,500      Lincoln National Corp.                                        796,575
   18,100      Radian Group, Inc.                                            786,626
   22,100      Travelers Property Casualty Corp.(a)                          347,412
                                                                    ----------------
                                                                           2,690,493
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.7%
   37,500      USA Interactive(a)                                            803,250
-------------------------------------------------------------------------------------
Internet Software & Services  0.4%
  101,700      RealNetworks, Inc.(a)                                         465,786
-------------------------------------------------------------------------------------
IT Consulting & Services  1.6%
   19,100      Affiliated Computer Services, Inc. (Class 'A'
                Stock)(a)                                                    849,950
   35,100      SunGuard Data Systems, Inc.(a)                                865,215
                                                                    ----------------
                                                                           1,715,165
-------------------------------------------------------------------------------------
Machinery  0.6%
   23,500      Fisher Scientific International, Inc.(a)                      675,860
-------------------------------------------------------------------------------------
Media  15.7%
   32,730      Clear Channel Communications, Inc.(a)                       1,118,712
   14,900      Comcast Corp. (Class 'A' Stock)(a)                            355,067
    6,100      Cox Communications, Inc. (Class 'A' Stock)(a)                 157,685
   16,200      E.W. Scripps Co. (Class 'A' Stock)                          1,151,820
   84,600      EchoStar Communications Corp. (Class 'A' Stock)(a)          1,505,880
   34,300      Emmis Communications Corp. (Class 'A' Stock)(a)               535,080
   15,000      Entercom Communications Corp.(a)                              657,000
   64,400      Entravision Communications Corp. (Class 'A'
                Stock)(a)                                                    792,120
   81,900      General Motors Corp. (Class 'H' Stock)(a)                     842,751
   14,400      Hispanic Broadcasting Corp.(a)                                278,640

    16                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   16,600      Interpublic Group of Cos., Inc.                      $        302,618
   59,600      Lin TV Corp. (Class 'A' Stock)(a)                           1,397,620
   17,300      New York Times Co. (Class 'A' Stock)                          816,560
   21,600      Omnicom Group, Inc.                                         1,306,800
  162,200      Pearson PLC, ADR (United Kingdom)                           1,662,550
   33,600      The News Corp. Ltd., ADR (Australia)(a)                       614,880
  124,100      TMP Worldwide, Inc.(a)                                      1,355,172
   37,700      Univision Communications, Inc. (Class 'A'
                Stock)(a)                                                    878,410
   36,070      Viacom, Inc. (Class 'B' Stock)(a)                           1,468,049
                                                                    ----------------
                                                                          17,197,414
-------------------------------------------------------------------------------------
Motorcycles  1.7%
   37,930      Harley-Davidson, Inc.                                       1,867,294
-------------------------------------------------------------------------------------
Multiline Retail  2.1%
   10,720      BJ's Wholesale Club, Inc.(a)                                  263,176
    6,000      Kohl's Corp.(a)                                               418,320
   27,300      Target Corp.                                                  933,660
   19,600      Walgreen Co.                                                  681,100
                                                                    ----------------
                                                                           2,296,256
-------------------------------------------------------------------------------------
Paper & Forest Products  0.8%
   23,900      International Paper Co.                                       899,835
-------------------------------------------------------------------------------------
Pharmaceuticals  6.4%
   19,310      Biovail Corp. (Canada)(a)                                     518,280
    1,400      Eli Lilly & Co.                                                81,431
    8,800      Forest Laboratories, Inc.(a)                                  642,400
   30,000      King Pharmaceuticals, Inc.(a)                                 639,300
   15,700      Medicis Pharmaceutical Corp. (Class 'A' Stock)(a)             697,865
    7,700      Mylan Laboratories, Inc.                                      251,405
   44,300      Pfizer, Inc.                                                1,465,444
   13,500      Shire Pharmaceuticals Group PLC, ADR
                (United Kingdom)(a)                                          394,065
   42,700      SICOR, Inc.(a)                                                693,875
   11,100      Teva Pharmaceutical Industries, Ltd., ADR (Israel)            735,930
   19,500      Wyeth                                                         834,600
                                                                    ----------------
                                                                           6,954,595

    See Notes to Financial Statements                                     17

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Semiconductor Equipment & Products  3.0%
   42,240      Analog Devices, Inc.(a)                              $      1,017,984
   47,000      Integrated Device Technology, Inc.(a)                         621,810
   26,370      Intersil Corp.(a)                                             446,180
   18,700      Linear Technology Corp.                                       490,314
    5,940      Novellus Systems, Inc.(a)                                     145,292
   14,800      STMicroelectronics NV, ADR (Switzerland)                      298,072
   35,750      Taiwan Semiconductor Manufacturing Co., Ltd., ADR
                (Taiwan)(a)                                                  292,078
                                                                    ----------------
                                                                           3,311,730
-------------------------------------------------------------------------------------
Software  5.8%
   15,600      Adobe Systems, Inc.                                           313,560
   46,600      Autodesk, Inc.                                                619,780
   14,900      Electronic Arts, Inc.(a)                                      942,574
   18,150      Fair, Issac & Co., Inc.                                       643,418
  111,670      Oracle Corp.(a)                                             1,070,915
   10,300      PeopleSoft, Inc.(a)                                           165,624
   60,900      Reynolds & Reynolds Co. (Class 'A' Stock)                   1,513,365
   33,000      THQ, Inc.(a)                                                  762,300
   21,160      VERITAS Software Corp.(a)                                     342,580
                                                                    ----------------
                                                                           6,374,116
-------------------------------------------------------------------------------------
Specialty Retail  1.4%
   41,900      Staples, Inc.(a)                                              582,410
   23,300      Tiffany & Co.                                                 577,840
   17,600      Williams-Sonoma, Inc.(a)                                      404,800
                                                                    ----------------
                                                                           1,565,050
-------------------------------------------------------------------------------------
Textiles & Apparel  0.9%
   20,100      Jones Apparel Group, Inc.(a)                                  725,409
   10,400      Reebok International, Ltd.(a)                                 254,384
                                                                    ----------------
                                                                             979,793
                                                                    ----------------
               Total long-term investments (cost $117,145,092)           102,650,551
                                                                    ----------------

    18                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Principal
Amount                                                                      Value
(000)         Description                                                   (Note 1)
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  6.1%
--------------------------------------------------------------------------------------------
U.S. Government Agency  2.3%
$     2,480   Federal Home Loan Mortgage Corp.
              1.80%, 9/03/02                                                $      2,479,752
Shares
--------------------------------------------------------------------------------------------
Mutual Fund  3.8%
  4,165,380   Prudential Core Investment Fund - Taxable Money Market
               Series (Note 3)                                              4,165,380
                                                                            ----------------
              Total short-term investments  (cost $6,645,132)                  6,645,132
                                                                            ----------------
              Total Investments  99.8%
               (cost $123,790,224; Note 5)
                                                                                 109,295,683
              Other assets in excess of liabilities  0.2%                          223,598
                                                                            ----------------
              Net Assets  100%                                              $    109,519,281
                                                                            ----------------
                                                                            ----------------

------------------------------
The following abbreviations are used in portfolio descriptions:
ADR--American Depository Receipt
NV--Naamloze Vennootschap (Dutch Corporation).
PLC--Public Limited Company (British Limited Liability Company).
(a) Non-income producing security.

    See Notes to Financial Statements                                     19

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $123,790,224)                           $ 109,295,683
Foreign currency, at value (cost $17,429)                                  19,383
Receivable for investments sold                                         2,759,179
Dividends and interest receivable                                          79,389
Receivable for Fund shares sold                                            63,394
Tax reclaim receivable                                                      6,301
                                                                   ---------------
      Total assets                                                    112,223,329
                                                                   ---------------
LIABILITIES
Payable for investments purchased                                       1,643,409
Payable for Fund shares reacquired                                        596,737
Accrued expenses                                                          206,018
Payable to custodian                                                       91,247
Management fee payable                                                     84,544
Distribution fee payable                                                   74,724
Deferred trustee's fees                                                     4,828
Foreign withholding tax payable                                             2,541
                                                                   ---------------
      Total liabilities                                                 2,704,048
                                                                   ---------------
NET ASSETS                                                          $ 109,519,281
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
      Shares of beneficial interest, at par                         $      21,932
      Paid-in capital in excess of par                                255,201,087
                                                                   ---------------
                                                                      255,223,019
   Net investment loss                                                 (1,345,585)
   Accumulated net realized loss                                     (129,866,357)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (14,491,796)
                                                                   ---------------
Net assets, August 31, 2002                                         $ 109,519,281
                                                                   ---------------
                                                                   ---------------

    20                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($20,961,725 /
      4,158,987 shares of beneficial interest issued and
      outstanding)                                                          $5.04
   Maximum sales charge (5% of offering price)                                .27
                                                                   ---------------
   Maximum offering price to public                                         $5.31
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($46,097,173 / 9,264,054 shares of beneficial
      interest issued and outstanding)                                      $4.98
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($35,820,117 /
      7,198,670 shares of beneficial interest issued and
      outstanding)                                                          $4.98
   Sales charge (1% of offering price)                                        .05
                                                                   ---------------
   Offering price to public                                                 $5.03
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($6,640,266 / 1,310,520 shares of beneficial
      interest issued and outstanding)                                      $5.07
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     21

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                        Ended
                                                                   August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $6,780)           $     241,582
   Interest                                                                78,224
                                                                   ---------------
      Total income                                                        319,806
                                                                   ---------------
Expenses
   Management fee                                                         668,494
   Distribution fee--Class A                                               34,942
   Distribution fee--Class B                                              303,475
   Distribution fee--Class C                                              246,457
   Transfer agent's fees and expenses                                     167,000
   Custodian's fees and expenses                                           87,000
   Reports to shareholders                                                 45,000
   Registration fees                                                       40,000
   Legal fees and expenses                                                 30,000
   Audit fee                                                               27,000
   Trustees' fees                                                          10,000
   Miscellaneous                                                            6,023
                                                                   ---------------
      Total expenses                                                    1,665,391
                                                                   ---------------
Net investment loss                                                    (1,345,585)
                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES
Net realized loss on:
   Investment transactions                                            (29,833,712)
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         (4,537,708)
   Foreign currencies                                                       3,060
                                                                   ---------------
                                                                       (4,534,648)
                                                                   ---------------
Net loss on investments and foreign currency transactions             (34,368,360)
                                                                   ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (35,713,945)
                                                                   ---------------
                                                                   ---------------

    22                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months             Year
                                                      Ended               Ended
                                                 August 31, 2002    February 28, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $  (1,345,585)      $  (3,947,885)
   Net realized loss on investments and
      foreign currency transactions                 (29,833,712)        (93,645,600)
   Net unrealized appreciation
      (depreciation) on investments and
      foreign currencies                             (4,534,648)         15,391,149
                                                 ---------------    -----------------
   Net decrease in net assets resulting
      from operations                               (35,713,945)        (82,202,336)
                                                 ---------------    -----------------
Fund share transactions (Note 6)
   Net proceeds from shares sold                      7,490,238          22,473,861
   Cost of shares reacquired                        (33,233,286)        (83,591,447)
                                                 ---------------    -----------------
   Net decrease in net assets from Fund
      share transactions                            (25,743,048)        (61,117,586)
                                                 ---------------    -----------------
Total decrease                                      (61,456,993)       (143,319,922)
NET ASSETS
Beginning of period                                 170,976,274         314,296,196
                                                 ---------------    -----------------
End of period                                     $ 109,519,281       $ 170,976,274
                                                 ---------------    -----------------
                                                 ---------------    -----------------

    See Notes to Financial Statements                                     23

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Opportunity Funds (the 'Company') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Strategic Partners Focused Growth Fund, Strategic Partners Focused Value Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners New Era Growth Fund (the 'Fund'). These financial statements relate to Strategic Parters New Era Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business trust on January 28, 2000 and the Fund commenced operations on November 22, 2000.

      The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 80% of its total assets) in equity-related securities of emerging U.S. companies that are selected by the Fund's two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and Nasdaq
National Market securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the manager and applicable subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC ('Jennison') and Massachusetts Financial Services Company ('MFS'). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two subadvisers.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

             Notes to Financial Statements (Unaudited) Cont'd.
monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25 of 1%, 1% and 1%, respectively, for the six months ended August 31, 2002.

      PIMS has advised the Fund that it has received approximately $20,300 and $7,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended August 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $245,300 and $44,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the six months ended August 31, 2002.

      PI, Jennison and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended August 31, 2002, the amount of the commitment was $500 million from March 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rate basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended August 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended August 31, 2002, the Fund incurred fees of approximately $120,000 for the services of PMFS. As of August 31, 2002, approximately $19,000 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
                                                                          27

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount of PSI networking fees incurred by the Fund during the six months ended August 31, 2002 was approximately $29,000 and is included in transfer agent's fees and expenses in the Statement of Operations. As of August 31, 2002, approximately $4,500 of such fees were due to PSI.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of the Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended August 31, 2002, the Fund earned income of $45,744 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31, 2002 aggregated $150,157,305 and $177,955,958, respectively.

Note 5. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2002 of approximately $60,533,000, which expires in 2010. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected for federal income tax purposes to treat net capital losses of approximately $34,354,000, incurred in the period November 1, 2001 through February 28, 2002, as having occurred in the current fiscal year.

      The United States federal income tax basis of the Fund's investments and net unrealized depreciation as of August 31, 2002 were as follows:

                                                           Other Cost
      Tax Basis                                              Basis          Net Unrealized
    of Investments    Appreciation     Depreciation        Adjustment        Depreciation
   ----------------   -------------   ---------------   ----------------   ----------------
     $128,963,615      $2,491,712      $(22,159,644)         $2,745         $(19,665,187)

      The difference between book basis and tax basis was attributable to deferred losses on wash sales. The other cost basis adjustment is attributable to appreciation of foreign currency and mark to market of receivables.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Six Months ended August 31, 2002:
Shares sold                                                     146,240    $    918,446
Shares reacquired                                              (965,331)     (5,828,430)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (819,091)     (4,909,984)
Shares issued upon conversion from Class B                          452           2,652
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                  (818,639)   $ (4,907,332)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended February 28, 2002:
Shares sold                                                     517,910    $  4,066,392
Shares reacquired                                            (2,563,585)    (19,192,175)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,045,675)   $(15,125,783)
                                                            -----------    ------------
                                                            -----------    ------------
Class B
----------------------------------------------------------
Six Months ended August 31, 2002:
Shares sold                                                     227,345    $  1,380,259
Shares reacquired                                            (1,616,750)     (9,356,831)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,389,405)     (7,976,572)
Shares reacquired upon conversion into Class A                     (456)         (2,652)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,389,861)   $ (7,979,224)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended February 28, 2002:
Shares sold                                                   1,043,465    $  8,243,718
Shares reacquired                                            (2,994,448)    (22,084,805)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,950,983)   $(13,841,087)
                                                            -----------    ------------
                                                            -----------    ------------

                                                                          29

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Six Months ended August 31, 2002:
Shares sold                                                     627,647    $  4,129,055
Shares reacquired                                            (2,050,187)    (11,919,488)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,422,540)   $ (7,790,433)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended February 28, 2002:
Shares sold                                                     742,282    $  5,809,561
Shares reacquired                                            (3,195,970)    (23,624,643)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,453,688)   $(17,815,082)
                                                            -----------    ------------
                                                            -----------    ------------
Class Z
----------------------------------------------------------
Six months ended August 31, 2002:
Shares sold                                                     178,821    $  1,062,478
Shares reacquired                                            (1,008,070)     (6,128,537)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                  (829,249)   $ (5,066,059)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended February 28, 2002:
Shares sold                                                     560,132    $  4,354,190
Shares reacquired                                            (2,453,790)    (18,689,824)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,893,658)   $(14,335,634)
                                                            -----------    ------------
                                                            -----------    ------------

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Financial Highlights (Unaudited)

                                                                Class A
                                             ---------------------------------------------
                                                                              November 22,
                                             Six Months          Year           2000(a)
                                                Ended           Ended           Through
                                             August 31,      February 28,     February 28,
                                                2002           2002(d)            2001
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  6.52         $   9.05         $  10.00
                                             -----------     ------------     ------------
Income from investment operations
Net investment loss                              (0.04)           (0.09)           (0.02)
Net realized and unrealized loss on
   investments and foreign currencies            (1.44)           (2.44)           (0.93)
                                             -----------     ------------     ------------
   Total from investment operations              (1.48)           (2.53)           (0.95)
                                             -----------     ------------     ------------
Net asset value, end of period                 $  5.04         $   6.52         $   9.05
                                             -----------     ------------     ------------
                                             -----------     ------------     ------------
TOTAL RETURN(b):                                (22.70)%         (27.96)%          (9.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $20,962         $ 32,440         $ 63,565
Average net assets (000)                       $27,726         $ 47,807         $ 72,881
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                        1.70%(c)         1.54%            1.64%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                        1.45%(c)         1.29%            1.39%(c)
   Net investment loss                           (1.28)%(c)       (1.15)%          (0.90)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                         108%(e)          196%              62%(e)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the year.
(e) Not annualized for periods of less than one full year.

    See Notes to Financial Statements                                     31

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                Class B
                                             ---------------------------------------------
                                                                              November 22,
                                             Six Months          Year           2000(a)
                                                Ended           Ended           Through
                                             August 31,      February 28,     February 28,
                                                2002           2002(d)            2001
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  6.46         $   9.04         $  10.00
                                             -----------     ------------     ------------
Income from investment operations
Net investment loss                              (0.07)           (0.15)           (0.04)
Net realized and unrealized loss on
   investments and foreign currencies            (1.41)           (2.43)           (0.92)
                                             -----------     ------------     ------------
   Total from investment operations              (1.48)           (2.58)           (0.96)
                                             -----------     ------------     ------------
Net asset value, end of period                 $  4.98         $   6.46         $   9.04
                                             -----------     ------------     ------------
                                             -----------     ------------     ------------
TOTAL RETURN(b):                                (22.91)%         (28.54)%          (9.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $46,097         $ 68,825         $114,003
Average net assets (000)                       $60,200         $ 91,189         $124,911
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                        2.45%(c)         2.29%            2.39%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                        1.45%(c)         1.29%            1.39%(c)
   Net investment loss                           (2.02)%(c)       (1.90)%          (1.67)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the year.

    32                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                Class C
                                             ---------------------------------------------
                                                                              November 22,
                                             Six Months          Year           2000(a)
                                                Ended           Ended           Through
                                             August 31,      February 28,     February 28,
                                                2002           2002(d)            2001
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  6.46         $   9.04         $  10.00
                                             -----------     ------------     ------------
Income from investment operations
Net investment loss                              (0.07)           (0.15)           (0.04)
Net realized and unrealized loss on
   investments and foreign currencies            (1.41)           (2.43)           (0.92)
                                             -----------     ------------     ------------
   Total from investment operations              (1.48)           (2.58)           (0.96)
                                             -----------     ------------     ------------
Net asset value, end of period                 $  4.98         $   6.46         $   9.04
                                             -----------     ------------     ------------
                                             -----------     ------------     ------------
TOTAL RETURN(b):                                (22.91)%         (28.54)%          (9.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $35,820         $ 55,707         $100,163
Average net assets (000)                       $48,889         $ 76,432         $110,152
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                        2.45%(c)         2.29%            2.39%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                        1.45%(c)         1.29%            1.39%(c)
   Net investment loss                           (2.02)%(c)       (1.90)%          (1.67)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the year.

    See Notes to Financial Statements                                     33

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                Class Z
                                             ---------------------------------------------
                                                                              November 22,
                                             Six Months          Year           2000(a)
                                                Ended           Ended           Through
                                             August 31,      February 28,     February 28,
                                                2002           2002(d)            2001
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  6.54         $   9.07         $  10.00
                                             -----------     ------------     ------------
Income from investment operations
Net investment loss                              (0.04)           (0.07)           (0.02)
Net realized and unrealized loss on
   investments and foreign currencies            (1.43)           (2.46)           (0.91)
                                             -----------     ------------     ------------
   Total from investment operations              (1.47)           (2.53)           (0.93)
                                             -----------     ------------     ------------
Net asset value, end of period                 $  5.07         $   6.54         $   9.07
                                             -----------     ------------     ------------
                                             -----------     ------------     ------------
TOTAL RETURN(b):                                (22.48)%         (27.89)%          (9.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 6,640         $ 14,004         $ 36,565
Average net assets (000)                       $10,528         $ 23,491         $ 43,658
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                        1.45%(c)         1.29%            1.39%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                        1.45%(c)         1.29%            1.39%(c)
   Net investment loss                           (1.04)%(c)       (0.89)%          (0.65)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the year.
    34                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Getting the Most from your Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?
Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Strategic Partners Opportunity Funds
Strategic Partners New Era Growth Fund

Getting the Most from your Mutual Fund

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

                        www.strategicpartners.com    (800) 225-1852

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     SNGAX    86276R502
    Class B     SNGBX    86276R601
    Class C     SNGCX    86276R700
    Class Z     SNGZX    86276R809

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of August 31, 2002, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)


Fund Symbols    Nasdaq    CUSIP
------------    ------    -----
   Class A      SNGAX    86276R502
   Class B      SNGBX    86276R601
   Class C      SNGCX    86276R700
   Class Z      SNGZX    86276R809

MFSP501E2    IFS-A074909

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

                                     SEMIANNUAL REPORT AUGUST 31, 2002

STRATEGIC PARTNERS
OPPORTUNITY FUNDS          (LOGO)

STRATEGIC PARTNERS
MID-CAP VALUE FUND

Objective: Seeks Long-Term Growth of Capital


This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Strategic
Partners Mid-Cap Value Fund (the Fund) is long-term growth of capital. The Fund's strategy is to combine the efforts of two investment advisers who employ a value style: Harris Associates L.P. (Harris) and
Mercury Advisors (Mercury). Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or industries. Harris looks for companies that have free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of manager ownership. Mercury seeks mid-cap companies that are trading at the low end of their historical valuation ranges based upon return on capital, strong management, and industry- or company-related developments that may lead to a strong rebound within 12 to 18 months. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 8/31/02
        29.6%   Consumer Discretionary
        17.1    Financials
        15.3    Healthcare
        13.5    Information Technology
        13.0    Industrials
         3.0    Energy
         2.0    Materials
         2.0    Telecommunication Services
         1.6    Consumer Staples
         2.9    Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of
net assets as of 8/31/02
    3.5%   Cendant Corp.
           Business Services
    3.4    Electronic Data Systems Corp.
           Computer Software & Services
    3.1    Guidant Corp.
           Healthcare Equipment & Supplies
    3.0    Sungard Data Systems, Inc.
           Computer Software & Services
    2.9    Echostar Communications Corp.
           Media

Holdings are subject to change.

                              www.strategicpartners.com    (800) 225-1852

Semiannual Report    August 31, 2002

Cumulative Total Returns(1)                               As of 8/31/02

                               Since Inception2         Since Inception2
                              (With Sales Charge)    (Without Sales Charge)
Class A                            -19.73%                 -15.50%
Class B                            -19.92                  -15.70
Class C                            -17.38                  -15.70
Class Z                            -15.50                  -15.50
Russell Midcap Value Index(3)        N/A                   -12.81
Russell Midcap Index(3)              N/A                   -15.35

Past performance is not indicative of future
results. Principal and investment return
will fluctuate so that an investor's shares,
when redeemed, may be worth more or less
than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The Fund has been in existence for less than
one year, therefore, no average annual total
returns are presented. Without the
distribution and service (12b-1) fee waiver
for Class A shares, the returns would have
been lower. The Fund charges a maximum
front-end sales charge of 5% for Class A
shares. Class B shares are subject to a
declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six
years respectively. Approximately seven
years after purchase, Class B shares will
automatically convert to Class A shares on a
quarterly basis. Class C shares are subject
to a front-end sales charge of 1% and a CDSC
of 1% for shares redeemed within 18 months
of purchase. Class Z shares are not subject
to a sales charge or distribution and
service (12b-1) fees. The cumulative total
returns in the table above does not reflect
the deduction of taxes that a shareholder
would pay on fund distributions or following
the redemption of fund shares. 2Inception
date: Class A, B, C, and Z, 5/31/02 3The
Russell Midcap Index is an unmanaged index
that measures the performance of the 800
smallest companies in the Russell 1000
Index. The Russell Midcap Value Index is an
unmanaged index that measures the
performance of those Russell Midcap
companies with lower price-to-book ratios
and lower forecasted growth values. The
returns for the Russell Midcap Value Index
and Russell Midcap Index would be lower if
they included the effect of sales charges,
operating expenses, or taxes.
                                         1

STRATEGIC PARTNERS
OPPORTUNITY FUNDS                   (LOGO)

                          October 15, 2002

DEAR SHAREHOLDER,
At the inception of the Strategic Partners
Mid-Cap Value Fund, we were in the midst of a steep stock market decline due to mixed economic news, poor earnings projections, and a disheartening series of events that eroded investors' confidence in corporate financial reports. The Fund trailed its benchmark, the Russell MidCap Value Index, over the three months between its inception and the end of its first reporting period.
However, such a very brief history
multiplies the importance of the familiar warning to investors about basing future expectations on past returns. Three months, particularly when they include the initial entry of a fund into the market, are too short a period to draw any conclusions. We have encouraged the Fund's investment advisers to focus on explaining their investment styles and positioning in the following report.

Many investors are holding back, waiting for a clear sign that stock markets are rising again. After the steep drop of the stock market, many share prices may look quite attractive. However, we don't suggest trying to time the market bottom. Your financial professional can help you re-evaluate your portfolio.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Opportunity Funds

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund

Semiannual Report    August 31, 2002

INVESTMENT ADVISERS' REPORT

THE FUND'S STRATEGY
Each investment adviser manages about half of the Fund's assets. Harris has a concentrated portfolio of approximately 15-
25 stocks. At period-end, it had positions in 23 companies, with a largest single holding of almost 7% of its portfolio. We expect these larger positions to have a greater impact on the Fund's overall return than smaller holdings. Harris selects stocks by looking for individual companies that are trading at 60% or less of what Harris considers to be their fair value. It estimates fair value by taking into account such factors as the companies' free cash flow, the rate and consistency of their earnings growth, and the quality and attitude of their management teams. Harris looks for managers who are focused on the interests of shareholders.

Mercury builds a more diverse portfolio
containing about 50 to 60 companies. It
spreads the Fund's exposure more thinly, reducing the impact of any single investment on its return. At period-end, Mercury had positions in 58 companies, with the largest exposure smaller than 3.5% of its portfolio.
Mercury had fairly substantial aggregate exposure to the consumer discretionary, healthcare, information technology, and industrial sectors.

Mercury selects its holdings by identifying companies whose stock prices are trading at the low end of their historical range in any of several ways of measuring value, such as price/earnings and price-to-book value, but where it has reason to expect a recovery in the next 12 to 18 months. Mercury prefers established companies in industries that are difficult to enter and build a business, looking at financial strength, market share, the competitive environment, and the prospects for that particular industry.

The combined Fund portfolio will have some
characteristics of each adviser's approach.
It will be more exposed in sectors or
securities that both advisers find
attractive, but generally less exposed
where only one adviser has a focus.
                                         3

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund

Semiannual Report    August 31, 2002

At period-end, both advisers found
attractive stocks in the consumer
discretionary sector. For example, they
expect media companies, whose share prices were depressed by the recession-driven decline in advertising, to recover as the economy accelerates. Among media companies,
Harris preferred EchoStar and AOL Time
Warner (see Harris Associates' Comments on
Largest Holdings for both), whereas Mercury selected Reader's Digest. Other consumer-related industries have held up better than advertising or better than the market as a whole because consumer spending has been the strong part of the economy. Among hotel, leisure, and restaurant companies, Mercury has a position in Outback Steakhouse, while
Harris holds International Game Technology and Starwood Hotels & Resorts. In the retail industry, Harris holds Gap and Office Depot, and Mercury has positions in JC Penney and Talbots.

Both advisers also found opportunities in the healthcare sector. The long-term prospects for healthcare are linked to the aging of the baby boom generation.
However, drug pipelines, Food and Drug
Administration (FDA) actions, and the
reimbursement practices of the federal
government and private plans had a greater impact on share prices. Recently, drug and biotechnology stocks have been hurt by a string of negative FDA rulings. Except for Harris's position in the large drug company Schering-
Plough, the Fund's advisers preferred
medical service and supply companies.
Mercury selected McKesson (see Mercury
Advisors' Comments on Largest Holdings) and
Becton Dickinson for its portfolio, whereas
Harris Associates held several equipment and supply companies, including Guidant (see
Harris Associates' Comments on Largest
Holdings).

Harris also liked several stocks in the
technology sector, including Electronic Data
Systems (see Harris Associates' Comments on
Largest Holdings), Waters Corporation, and
Sungard Data Systems. Mercury held the
defense contractor Raytheon (see Mercury
Advisors' Comments on Largest Holdings), a
diverse selection of financial companies--
including
                       www.strategicpartners.com    (800) 225-1852

Charter One Financial, Banknorth Group (see
Mercury Advisors' Comments on Largest
Holdings for both), and Protective Life--as well as a diverse group of commercial services companies.

A BROAD AND DEEP MARKET DECLINE
There were few opportunities for positive returns during the Strategic Partners Mid-
Cap Value Fund's first reporting period.
Although the Russell Midcap Value Index
bottomed in mid-July, subsequent market
performance has not been robust. Over the whole period, all economic sectors of the market posted substantial declines.

The Fund's stronger performers over this short period included the healthcare companies Guidant and Vertex
Pharmaceuticals, the leisure and media
companies International Game Technology and
AOL Time Warner, the technology companies
Symbol Technologies, Broadcom (sold by the end of the period), and Electronic Data
Systems, and the commercial services company
Valassis Communications. The largest
detractors included the specialty retailers
BJ's Wholesale and Radio Shack, the media and advertising companies Interpublic Group and Gemstar-TV Guide, and the technology firms Vignette and Parametric Technology.

Strategic Partners Mid-Cap Value Fund Management Team

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund

Comments on Largest Holdings

Comments on Largest Harris Associates L.P. Holdings   As of 8/31/02
-------------------------------------------------------------------

Electronic Data Systems Corp. (EDS)/Computer Software & Services
EDS manages technological complexity for its clients from strategy through operational solutions. Its revenues and profits in 2002 are keeping pace with 2001, despite the poor environment, and it has a strong pipeline of new customers. Its third quarter 2002 drop in earnings resulted from reduced spending by its customers, not from loss of market share. We are confident its earnings will recover.


Guidant Corp./Healthcare Equipment & Supplies
Guidant develops and manufactures devices for treating cardiovascular and vascular diseases (the entire blood circulatory system), including defibrillators, pacemakers, stents, and catheters. Guidant has been introducing relatively few new products, but we expect a recovery led by heavy research and development expertise, marketing savvy, and improving demand. It is a very profitable business, with excellent free cash flow and a sound balance sheet.

Echostar Communications Corp./Media
Echostar owns and operates the DISH satellite
TV network. Although the number of subscribers is increasing faster than those of cable television, Echostar's shares sell at a significant discount as compared with cable companies' stock. Although the proposed acquisition of GM Hughes was rejected, the stock is still a good value. It has good profit margins and a strong management team.

International Game Technology/Leisure
International Game Technology has 65% of the market for slot machines through sales and shared ownership. Recurring business provides 65% of its income, while its new proprietary games increase its earnings. It has reduced the number of outstanding shares by 40% since 1996, improving its earnings per share. The business requires little capital expenditure, but produces high free cash flow.

AOL Time Warner Inc./Media
AOL Time Warner is a major provider of
Internet content/access, cable service,
filmed entertainment, cable and TV networks, published material, and music. Despite its well-established media brands, its share price has declined sufficiently to discount the uncertainties related to its Internet businesses. It has strong free cash flow, which may be improved if it reorganizes or spins off AOL.

Holdings are subject to change.

www.strategicpartners.com    (800) 225-1852

Semiannual Report    August 31, 2002

Comments on Largest Mercury Advisors Holdings   As of 8/31/02
-------------------------------------------------------------

Charter One Financial, Inc./Financial Services
Charter One Financial offers banking
services to individuals and small to midsize businesses in more than 450 locations in Illinois, Massachusetts, Michigan, New York,
Ohio, and Vermont. It recently converted from a savings and loan company, and is moving toward offering a full range of banking services. As a result, its margins are increasing. Its price/earnings multiple is below that of competing regional banks.

McKesson Corp./Healthcare Providers & Services
McKesson is the second-largest
pharmaceuticals distributor in the United
States. It is introducing software products that add to its potential revenue and profit growth. Nonetheless, its share price is near its historic low and its price/earnings multiple is much lower than that of other distributors.

Banknorth Group, Inc./Banks
Banknorth is a regional bank with more than 300 branches in New England and New York.
It is growing in the Northeast by making acquisitions such as its recent purchase of Bancorp Connecticut. This adds potential for loan and margin growth. Its price/earnings multiple is below those of comparable regional banks.

Raytheon Co./Aerospace & Defense
Raytheon is the fourth largest defense
contractor in the United States. It has been selling its noncore businesses to focus on defense, where the outlook for market growth is good.

Cendant Corp./Business Services
Cendant is a travel and real estate services conglomerate that operates under familiar brand names such as Avis, Days Inn, Super 8,
Century 21, and Caldwell Banker. This is a well-managed portfolio of growth businesses with high cash flow. Nonetheless, its shares are selling near their lowest ever multiple of earnings per share. Cendant's earnings are above analysts' estimates, despite the difficult economic environment.

Holdings are subject to change.
                                           7

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited)

Shares           Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.1%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  2.3%
     11,100      Northrop Grumman Corp.                                $  1,363,080
     64,300      Raytheon Co.                                             2,250,500
                                                                       ------------
                                                                          3,613,580
-------------------------------------------------------------------------------------
Automobiles  0.6%
     14,500      Magna International, Inc. (Class 'A' Stock)                913,935
-------------------------------------------------------------------------------------
Banks  3.8%
     88,000      Banknorth Group, Inc.                                    2,295,040
     18,500      Colonial BancGroup, Inc.                                   250,675
     48,000      Compass Bancshares, Inc.                                 1,612,320
    115,500      Sovereign Bancorp, Inc.                                  1,769,460
                                                                       ------------
                                                                          5,927,495
-------------------------------------------------------------------------------------
Building & Construction  2.0%
    131,500      Masco Corp.                                              3,177,040
-------------------------------------------------------------------------------------
Business Services  8.5%
    379,200      Cendant Corp.(a)                                         5,426,352
    109,400      Convergys Corp.(a)                                       1,957,166
     13,500      Tech Data Corp.(a)                                         446,445
     51,500      Valassis Communications, Inc.(a)                         1,938,460
    142,100      Waters Corp.(a)                                          3,549,658
                                                                       ------------
                                                                         13,318,081
-------------------------------------------------------------------------------------
Computer Software & Services  9.4%
    147,000      Computer Associates International, Inc.                  1,646,400
     21,900      Computer Sciences Corp.(a)                                 806,577
    132,300      Electronic Data Systems Corp.                            5,326,398
    299,300      Liberate Technologies, Inc.(a)                             565,677
    427,900      Parametric Technology Corp.(a)                             975,612
    186,600      SunGard Data Systems, Inc.(a)                            4,599,690
    158,900      TIBCO Software, Inc.(a)                                    668,969
                                                                       ------------
                                                                         14,589,323

    8                                      See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Drugs & Healthcare  16.0%
    173,800      Apogent Technologies, Inc.(a)                         $  3,522,926
     42,700      Bausch & Lomb, Inc.                                      1,344,623
     66,600      Becton, Dickinson & Co.                                  2,033,298
     12,500      Biogen, Inc.                                               418,750
     64,600      Boston Scientific Corp.(a)                               1,883,090
    133,000      Guidant Corp.(a)                                         4,894,400
     90,100      IMS Health, Inc.                                         1,567,740
     69,300      McKesson Corp.                                           2,324,322
     94,000      Medarex, Inc.(a)                                           573,400
     63,000      Millennium Pharmaceuticals, Inc.(a)                        772,380
    106,000      Quintiles Transnational Corp.(a)                         1,063,180
    155,900      Schering-Plough Corp.                                    3,598,172
     45,000      Vertex Pharmaceuticals, Inc.(a)                            895,500
                                                                       ------------
                                                                         24,891,781
-------------------------------------------------------------------------------------
Financial Services  6.9%
     70,000      Charter One Financial, Inc.                              2,359,000
    314,800      Knight Trading Group, Inc.(a)                            1,331,604
     70,300      MBIA, Inc.                                               3,230,988
    100,500      Washington Mutual, Inc.                                  3,799,905
                                                                       ------------
                                                                         10,721,497
-------------------------------------------------------------------------------------
Food & Beverages  1.6%
     86,200      Archer-Daniels-Midland Co.                               1,050,778
     24,000      Dean Foods Co.(a)                                          908,400
     33,900      Smithfield Foods, Inc.(a)                                  601,047
                                                                       ------------
                                                                          2,560,225
-------------------------------------------------------------------------------------
Hotels  1.7%
    105,000      Starwood Hotels & Resorts Worldwide, Inc.                2,706,900
-------------------------------------------------------------------------------------
Industrial Machinery  1.5%
      8,600      Eaton Corp.                                                608,364
     17,700      Ingersoll-Rand Co. (Class 'A' Stock)                       664,635
     15,900      ITT Industries, Inc.                                     1,080,882
                                                                       ------------
                                                                          2,353,881

    See Notes to Financial Statements                                      9

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Insurance  3.7%
     39,000      ACE Ltd.                                              $  1,240,590
     60,300      PartnerRe Ltd.                                           2,711,088
     57,700      Protective Life Corp.                                    1,895,445
                                                                       ------------
                                                                          5,847,123
-------------------------------------------------------------------------------------
Internet  1.4%
    129,900      DoubleClick, Inc.(a)                                       731,337
    126,100      EarthLink, Inc.(a)                                         769,210
    727,200      Vignette Corp.(a)                                          647,208
                                                                       ------------
                                                                          2,147,755
-------------------------------------------------------------------------------------
Leisure  2.8%
     66,400      International Game Technology(a)                         4,294,752
-------------------------------------------------------------------------------------
Media  11.8%
    318,000      AOL Time Warner, Inc.(a)                                 4,022,700
    253,500      EchoStar Communications Corp. (Class 'A' Stock)(a)       4,512,300
    724,000      Gemstar-TV Guide International, Inc.(a)                  2,982,880
     64,400      Harte-Hanks, Inc.                                        1,323,420
    222,600      Interpublic Group of Companies, Inc.                     4,057,998
     90,500      Reader's Digest Association, Inc. (Class 'A' Stock)      1,545,740
                                                                       ------------
                                                                         18,445,038
-------------------------------------------------------------------------------------
Oil & Gas  4.6%
     38,200      BJ Services Co.(a)                                       1,165,100
     43,900      Burlington Resources, Inc.                               1,688,833
     31,200      Devon Energy Corp.                                       1,466,400
     63,000      Diamond Offshore Drilling, Inc.                          1,407,420
     41,700      Sunoco, Inc.                                             1,479,516
                                                                       ------------
                                                                          7,207,269
-------------------------------------------------------------------------------------
Paper  0.4%
     21,700      Boise Cascade Corp.                                        586,985
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.3%
     41,900      Trizec Properties, Inc.                                    501,962

    10                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Restaurants  1.2%
     63,900      Outback Steakhouse, Inc.(a)                           $  1,876,104
-------------------------------------------------------------------------------------
Retail Trade  11.6%
     60,000      American Eagle Outfitters, Inc.(a)                         882,600
     88,000      BJ's Wholesale Club, Inc.(a)                             2,160,400
     80,500      J.C. Penney Co., Inc.                                    1,397,480
    200,000      Office Depot, Inc.(a)                                    2,584,000
     51,200      RadioShack Corp.                                         1,115,648
     30,900      Ross Stores, Inc.                                        1,115,799
     45,200      Talbots, Inc.                                            1,408,884
    338,800      The Gap, Inc.                                            3,974,124
    138,500      Tiffany & Co.                                            3,434,800
                                                                       ------------
                                                                         18,073,735
-------------------------------------------------------------------------------------
Semiconductors & Equipment  1.8%
    185,600      Applied Micro Circuits Corp.(a)                            714,560
    224,900      Symbol Technologies, Inc.                                2,051,088
                                                                       ------------
                                                                          2,765,648
-------------------------------------------------------------------------------------
Telecommunications  2.0%
    114,600      CenturyTel, Inc.                                         3,099,930
-------------------------------------------------------------------------------------
Transportation  1.2%
     58,700      CNF, Inc.                                                1,802,090
                                                                       ------------
                 Total long-term investments (cost $176,494,448)        151,422,129
                                                                       ------------
SHORT-TERM INVESTMENTS  3.3%

Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreements
  $   3,674      State Street Bank & Trust Co. 0.50%, 8/30/02, due
                  9/3/02, in the amount of $3,674,204 (cost
                  $3,674,000; collateralized by $3,185,000 U.S.
                  Treasury Bonds, 6.375%, 08/15/27, value of
                  collateral including accrued interest was
                  $3,748,162)                                             3,674,000

    See Notes to Financial Statements                                     11

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)            Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
  $   1,400      State Street Bank & Trust Co. 0.50%, 8/30/02, due
                  9/3/02, in the amount of $1,400,078 (cost
                  $1,400,000; collateralized by $900,000 U.S.
                  Treasury Bonds, 13.25%, 5/15/14, value of
                  collateral including accrued interest was
                  $1,430,584)                                          $  1,400,000
                                                                       ------------
                 Total short-term investments (cost $5,074,000)           5,074,000
                                                                       ------------
                 Total Investments  100.4%
                  (cost $181,568,448; Note 5)                           156,496,129
                 Liabilities in excess of other assets  (0.4%)             (575,494)
                                                                       ------------
                 Net Assets  100%                                      $155,920,635
                                                                       ------------
                                                                       ------------

------------------------------
(a) Non-income producing security.

    12                                     See Notes to Financial Statements

                       This page intentionally left blank
                                This is page 13.

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $181,568,448)                           $ 156,496,129
Cash                                                                        1,437
Receivable for Fund shares sold                                           275,552
Receivable for investments sold                                           250,791
Dividends and interest receivable                                         127,752
Prepaid expenses                                                           61,836
                                                                   ---------------
      Total assets                                                    157,213,497
                                                                   ---------------
LIABILITIES
Payable for Fund shares reacquired                                        632,230
Payable for investments purchased                                         330,311
Management fee payable                                                    119,561
Accrued expenses and other liabilities                                    117,552
Distribution fee payable                                                   91,968
Withholding taxes payable                                                     740
Deferred trustee's fees                                                       500
                                                                   ---------------
      Total liabilities                                                 1,292,862
                                                                   ---------------
NET ASSETS                                                          $ 155,920,635
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      18,473
   Paid-in capital in excess of par                                   185,765,844
                                                                   ---------------
                                                                      185,784,317
   Net investment loss                                                   (415,113)
   Accumulated net realized loss on investments                        (4,376,250)
   Net unrealized depreciation on investments                         (25,072,319)
                                                                   ---------------
Net assets, August 31, 2002                                         $ 155,920,635
                                                                   ---------------
                                                                   ---------------

    14                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($29,496,029
      / 3,489,116 shares of beneficial interest issued and
      outstanding)                                                          $8.45
   Maximum sales charge (5% of offering price)                                .44
                                                                   ---------------
   Maximum offering price to public                                         $8.89
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($54,711,703 / 6,486,578 shares of beneficial
      interest issued and outstanding)                                      $8.43
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($46,239,480
      / 5,482,743 shares of beneficial interest issued and
      outstanding)                                                          $8.43
   Sales charge (1% of offering price)                                        .09
                                                                   ---------------
   Offering price to public                                                 $8.52
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($25,473,423 / 3,014,217 shares of beneficial
      interest issued and outstanding)                                      $8.45
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     15

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Statement of Operations (Unaudited)

                                                                   May 31, 2002(a)
                                                                       Through
                                                                   August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding tax of $740)               $     356,075
   Interest                                                                42,520
                                                                   ---------------
      Total income                                                        398,595
                                                                   ---------------
Expenses
   Management fee                                                         364,025
   Distribution fee--Class A                                               19,034
   Distribution fee--Class B                                              139,288
   Distribution fee--Class C                                              119,532
   Custodian's fees and expenses                                           37,000
   Registration fees                                                       30,000
   Transfer agent's fees and expenses                                      26,000
   Audit fee                                                               22,000
   Reports to shareholders                                                 22,000
   Amortization of offering costs                                          21,000
   Legal fees and expenses                                                  9,000
   Trustees' fees                                                           4,000
   Miscellaneous                                                              829
                                                                   ---------------
      Total expenses                                                      813,708
                                                                   ---------------
Net investment loss                                                      (415,113)
                                                                   ---------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                           (4,376,250)
Net change in unrealized depreciation on investments                  (25,072,319)
                                                                   ---------------
Net loss on investments                                               (29,448,569)
                                                                   ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (29,863,682)
                                                                   ---------------
                                                                   ---------------

------------------------------
(a) Commencement of investment operations.

    16                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Statement of Changes in Net Assets (Unaudited)

                                                                 May 31, 2002(a)
                                                                     Through
                                                                 August 31, 2002
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                                             $   (415,113)
   Net realized loss on investment transactions                      (4,376,250)
   Net change in unrealized depreciation on investments             (25,072,319)
                                                                 ----------------
   Net decrease in net assets resulting from operations             (29,863,682)
                                                                 ----------------
Fund share transactions (Note 6)
   Net proceeds from shares sold                                    204,782,658
   Cost of shares reacquired                                        (18,998,341)
                                                                 ----------------
   Net increase in net assets from Fund share transactions          185,784,317
                                                                 ----------------
Total increase                                                      155,920,635
NET ASSETS
Beginning of period                                                          --
                                                                 ----------------
End of period                                                      $155,920,635
                                                                 ----------------
                                                                 ----------------

------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     17

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Opportunity Funds (the 'Company'), formerly known as Strategic Partners Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Strategic Partners Focused Growth Fund, Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund (the 'Fund') and Strategic Partners Focused Value Fund. These financial statements relate to Strategic Partners Mid-Cap Value Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on May 31, 2002.

      The investment objective of the Fund is long-term growth of capital through investments primarily in equity related securities of mid-sized companies that are selected by the Fund's two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the manager and applicable subadviser. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gain
(loss) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as
                                                                          19

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at a fund level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Offering Expenses:    Offering costs of approximately $82,000 are being
amortized ratably over a period of twelve months from the date the Fund commenced investment operations.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Mercury Advisors ('Mercury') and Harris Associates L.P., ('Harris'). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, for the period ended August 31, 2002.

      PIMS has advised the Fund that it has received approximately $1,351,800 and $524,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended August 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $50,400 and $0 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the period ended August 31, 2002.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the bank's commitment from $500 million to $800 million and allows the Funds the ability to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date on
                                                                          21

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the period ended August 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the period ended August 31, 2002, the Fund incurred fees of approximately $26,000 for the services of PMFS. As of August 31, 2002, approximately $13,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was approximately $16,400 and is included in transfer agent's fees and expenses in the statement of operations. As of August 31, 2002, approximately $3,900 were due to PSI.

      For the period ended August 31, 2002, PSI earned approximately $6,787 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended August 31, 2002 aggregated $208,840,823 and $27,970,125, respectively.

Note 5. Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of August 31, 2002 were as follows:

                                                           Net
  Tax Basis                                            Unrealized
of Investments    Appreciation      Depreciation      Depreciation
--------------   ---------------   ---------------   ---------------           ---
 $182,503,585      $1,067,497       $(27,074,953)     $(26,007,456)

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
May 31, 2002(a)
  through August 31, 2002:
Shares sold                                                    3,975,418    $ 39,417,406
Shares reacquired                                               (486,302)     (4,317,629)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  3,489,116    $ 35,099,777
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
May 31, 2002(a)
  through August 31, 2002:
Shares sold                                                    6,763,739    $ 67,280,588
Shares reacquired                                               (277,161)     (2,366,768)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  6,486,578    $ 64,913,820
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
May 31, 2002(a)
  through August 31, 2002:
Shares sold                                                    5,904,328    $ 58,688,022
Shares reacquired                                               (421,585)     (3,607,637)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  5,482,743    $ 55,080,385
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
May 31, 2002(a)
  through August 31, 2002:
Shares sold                                                    3,988,510    $ 39,396,642
Shares reacquired                                               (974,293)     (8,706,307)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  3,014,217    $ 30,690,335
                                                              ----------    ------------
                                                              ----------    ------------

------------------------------
(a) Commencement of investment operations.
                                                                          23

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Financial Highlights (Unaudited)

                                                            Class A
                                                        ----------------
                                                        May 31, 2002(a)
                                                            through
                                                        August 31, 2002
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $  10.00
                                                            --------
Income from investment operations:
Net investment loss                                             (.01)
Net realized and unrealized loss on investment
   transactions                                                (1.54)
                                                            --------
      Total from investment operations                         (1.55)
                                                            --------
Net asset value, end of period                              $   8.45
                                                            --------
                                                            --------
TOTAL RETURN(b)                                               (15.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                             $ 29,496
Average net assets (000)                                    $ 30,878
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                              1.57%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                              1.32%(c)
   Net investment loss                                          (.59)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover                                             25%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment return for periods of less than one full year are not annualized.
(c) Annualized.
(d) Not annualized for periods of less than one full year.

    24                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                            Class B
                                                        ----------------
                                                        May 31, 2002(a)
                                                            through
                                                        August 31, 2002
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $  10.00
                                                            --------
Income from investment operations:
Net investment loss                                             (.03)
Net realized and unrealized loss on investment
   transactions                                                (1.54)
                                                            --------
      Total from investment operations                         (1.57)
                                                            --------
Net asset value, end of period                              $   8.43
                                                            --------
                                                            --------
TOTAL RETURN(b)                                               (15.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                             $ 54,712
Average net assets (000)                                    $ 56,489
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                              2.32%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                              1.32%(c)
   Net investment loss                                         (1.34)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment return for periods of less than one full year are not annualized.
(c) Annualized.

    See Notes to Financial Statements                                     25

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                            Class C
                                                        ----------------
                                                        May 31, 2002(a)
                                                            through
                                                        August 31, 2002
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $  10.00
                                                            --------
Income from investment operations:
Net investment loss                                             (.03)
Net realized and unrealized loss on investment
   transactions                                                (1.54)
                                                            --------
      Total from investment operations                         (1.57)
                                                            --------
Net asset value, end of period                              $   8.43
                                                            --------
                                                            --------
TOTAL RETURN(b)                                               (15.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                             $ 46,239
Average net assets (000)                                    $ 48,477
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                              2.32%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                              1.32%(c)
   Net investment loss                                         (1.34)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment return for periods of less than one full year are not annualized.
(c) Annualized.

    26                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                            Class Z
                                                        ----------------
                                                        May 31, 2002(a)
                                                            through
                                                        August 31, 2002
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $  10.00
                                                            --------
Income from investment operations:
Net investment loss                                             (.01)
Net realized and unrealized loss on investment
   transactions                                                (1.54)
                                                            --------
      Total from investment operations                         (1.55)
                                                            --------
Net asset value, end of period                              $   8.45
                                                            --------
                                                            --------
TOTAL RETURN(b)                                               (15.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                             $ 25,474
Average net assets (000)                                    $ 28,192
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                              1.32%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                              1.32%(c)
   Net investment loss                                          (.35)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment return for periods of less than one full year are not annualized.
(c) Annualized.

    See Notes to Financial Statements                                     27

Strategic Partners Opportunity Funds
Strategic Partners Mid-Cap Value Fund

Getting the Most from your Mutual Fund

When you invest, you receive financial
advice from a Financial Advisor or
Registered Representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you.
This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-- not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                   www.strategicpartners.com    (800) 225-1852

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Harris Associates L.P.
Two North LaSalle Street
Chicago, IL 60602-3790
Fund Asset Management, L.P., doing business as
Mercury Advisors
800 Scudders Mill Road
Plainsboro, NJ 08536

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq    CUSIP
------------    ------    -----
    Class A     PPCAX    86276R841
    Class B     PPCBX    86276R833
    Class C     PPCCX    86276R825
    Class Z     PPCZX    86276R817

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change
thereafter.

The accompanying financial statements as of August 31, 2002, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Fund Symbols    Nasdaq    CUSIP
------------    ------    -----
    Class A    PPCAX    86276R841
    Class B    PPCBX    86276R833
    Class C    PPCCX    86276R825
    Class Z    PPCZX    86276R817

MFSP505E2    IFS-A074920

Mutual funds are not bank guaranteed or
FDIC insured, and may lose value.

Semiannual Report August 31, 2002

STRATEGIC PARTNERS
Opportunity Funds

Strategic Partners
Focused Value Fund

Objective: Seeks Long-Term Growth of Capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


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Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Strategic Partners Focused Value Fund (the
Fund) is long-term growth of capital. The Fund's strategy is to combine the efforts of two investment advisers that employ a value style: Davis Selected Advisers LP (Davis) and Salomon Brothers Asset Management, Inc. (Salomon Brothers). Davis focuses primarily on the value stocks of larger U.S. companies with market capitalization of at least $5 billion. It looks for companies with sustainable earnings per share growth rates selling at modest price/earnings multiples that it anticipates will expand as other investors recognize the company's true worth. Salomon Brothers employs fundamental analysis to search for companies whose share prices appear to undervalue company assets or do not adequately reflect favorable industry trends, earnings declines that it believes are short term in nature, or other factors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 8/31/02

     37.1%    Financials
     12.4     Consumer Staples
      9.5     Consumer Discretionary
      8.8     Healthcare
      8.3     Information Technology
      8.1     Industrials
      7.2     Telecommunication Services
      3.2     Energy
      2.0     Materials
      1.3     Bonds
      2.1     Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of
net assets as of 8/31/02

     7.0% Philip Morris Companies, Inc.
          Tobacco

     6.5  American International Group, Inc.
          Insurance

     5.7  American Express Co.
          Diversified Financials

     4.9  Costco Wholesale Corp.
          Multiline Retail

     4.2  Safeway, Inc.
          Food & Drug Retailing

Holdings are subject to change.


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                             www.strategicpartners.com     (800) 225-1852

Semiannual Report     August 31, 2002

Cumulative Total Returns(1)     As of 8/31/02

                                               Since
                       Six Months  One Year  Inception(2)
Class A                 -16.70%    -18.88%     -21.23%
Class B                 -17.04     -19.52      -22.09
Class C                 -17.04     -19.52      -22.09
Class Z                 -16.68     -18.71      -20.99
Lipper Large-Cap
 Value Funds Avg.(3)    -14.27     -16.01      -16.56
S&P 500 Index(4)        -16.59     -17.99      -19.42
Russell 1000
 Value Index (5)        -12.44     -13.13      -12.73

Average Annual Total Returns(1)     As of 9/30/02

                         Since
            One Year  Inception(2)
Class A     -26.88%     -24.82%
Class B     -27.40      -24.88
Class C     -25.10      -23.33
Class Z     -22.86      -22.04

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. (2)Inception date:
Class A, B, C, and Z, 3/30/01. (3)The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Lipper Large-Cap Value Funds category. Funds in the Lipper Large-Cap Value Funds Average invest at least
75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). (4)The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. (5)The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index. The returns for the Lipper Average, S&P 500 Index, and Russell 1000 Value Index would be lower if they included the effect of sales charges, operating expenses, or taxes.


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STRATEGIC PARTNERS
Opportunity Funds                 (Logo)

                                                 October 15, 2002
DEAR SHAREHOLDER,
At the beginning of the six-month reporting period of the Strategic Partners Focused Value Fund, we were looking back on a very poor year for equity investing and looking forward to an economic recovery driven by the lowest interest rates in 40 years. However, economic news remained mixed, and investors were disheartened by a series of events that eroded their confidence in corporate financial reports. The result was a steep stock market decline as many investors sold shares. Although value stocks held up better than growth stocks, the Fund's return trailed the S&P 500 Index, a broad index of market performance. In the following report, the Fund's investment advisers describe this market environment, which was by far the largest factor in the Fund's negative return, as well as the specific investments that had the greatest impact on it.

Many investors are holding back waiting for a clear sign that stock markets are rising again. Following the steep drop over the past six months, many share prices may look quite attractive. However, we don't suggest trying to time the market bottom. Your financial professional can help you reevaluate your portfolio.

Sincerely,



David R. Odenath, Jr., President
Strategic Partners Opportunity Funds

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Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Semiannual Report     August 31, 2002

INVESTMENT ADVISERS' REPORT

A BROAD AND DEEP MARKET DECLINE
There were few opportunities for positive returns during the Fund's semi-annual reporting period. After a brief rise in March on signs that the U.S. economy was no longer contracting, the equity markets were overwhelmed by poor earnings reports and a string of financial scandals. As the Fund's reporting period progressed, there was increasing evidence that the spurt of economic growth in the first quarter of 2002 was due largely to the one-time depletion of inventory surpluses that had accumulated, and that a recovery in profits may come more slowly. Both growth and value stocks fell steeply, with stocks in every economic sector sharing in the decline. Even consumer staples, the best-performing sector, fell about 9% (based on the consumer staples stocks in the Russell 1000 Index). Financial services, materials, and integrated oil company stocks held up better than average.

The worst performing industries were affected mostly by three themes--the delayed recovery in the electronic and computer industries, investors' aversion to all energy merchants because of Enron Corporation's problems, and the impact of the overall economic slowdown on business-related industries such as advertising, travel, and producer durables.

One way of interpreting this market was that investors became reluctant to pay a premium for growth potential because of a slow economy, changes in accounting practices, and a loss of confidence in financial reports. Many retreated to more conservative investments until the future becomes more predictable. Although the return on value stocks was poor, they held up considerably better than more expensive shares.

Nonetheless, the Fund's holdings had a substantial loss, underperforming the Lipper Large-Cap Value Funds Average by about two and a half percentage points. It underperformed the Russell 1000 Value Index by an even larger margin. The primary reason for the underperformance was the Fund's holdings in the telecommunications and technology sectors.

                                                                     3

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Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Semiannual Report     August 31, 2002

WE SAW OPPORTUNITY IN ADVERSITY
The telecommunications industry has been under considerable stress since the bull market's peak in 2000. Since then, overcapacity and intense competition have removed pricing power, while market growth has been limited by the economic slowdown in developed countries. Because of this situation, telecommunications-related stocks, particularly wireless service companies and telecommunications equipment manufacturers, have been in a long and steep decline. Moreover, stocks are falling from an overpriced level prior to 2000 when investors were particularly enthusiastic about new telecommunications technology. Market corrections such as this often overshoot fair value. The overheated climb and the subsequent fall of telecommunications services-- wireless services specifically--and telecommunications equipment stocks are illustrated in the graph at right. Notice that all three of these indexes have fallen below their levels at the beginning of 1998.

Salomon Brothers believes that the dramatic new technologies that are now being introduced, such as multimedia telecommunications and interactive data services, will eventually restart earnings growth. If that should prove to be the case, the current depressed prices of telecommunications-related stocks present a historic value opportunity.

Salomon Brothers has a substantial commitment to this theme. During the reporting period ended August 31, 2002, that exposure detracted considerably from the Fund's return. AT&T Wireless Services and Verizon Communications (see Comments on Largest Salomon Brothers Holdings for both) and the telecommunications equipment companies Lucent and Comverse Technology (see Comments on Largest Salomon Brothers Holdings) had substantial declines. All have strong balance sheets that should enable them to survive today's depressed markets.

AT&T Wireless Services is one of six national companies competing for the U.S. wireless market. We think the industry will consolidate and AT&T Wireless Services will come out of the market restructuring in a strong position. Verizon

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                             www.strategicpartners.com    (800) 225-1852

Inflation and Deflation of a Bubble

(Line Graph)

Source: Bloomberg.
These three indexes are capitalization-weighted indexes of the stocks in the S&P 500 Index that are classified in the respective industry or sector. As of period end, the Telecommunication Services Index had 12 members, the Wireless Services Index had 3 members, and the Telecommunication Equipment Index had 11 members. Investors cannot invest directly in an index.

Communications, despite strong cash flow underpinning an active dividend yield, was affected by the weak economy and aggressive competition. We expect its profits and share price to rise with economic improvement.

Lucent and Comverse are market leaders among telecommunications equipment suppliers. Lucent has relations with all of the largest telecommunications carriers and $5.4 billion in short-term assets (as of June 30, 2002) to sustain it until the recovery. Its shares are selling at an attractive price for its prospects, even after its recent reduction of its sales forecast. Comverse shares are selling at only a small premium to the net cash per share on its balance sheet.

                                                                     5

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Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Semiannual Report     August 31, 2002

The surge in technology upgrades preceding the year 2000 and the subsequent economic slowdown have essentially frozen technological capital investment. Sun Microsystems, another major detractor from return, was strongly affected by this hiatus in enterprise spending. We think that with a strong balance sheet and product line, Sun Microsystems is well positioned to benefit when capital investment revives. Its shares are currently very attractively priced, considering that potential.

GROCERY STOCKS DECLINED...
Grocery company earnings have been squeezed by the weaker economy and by increased competition. Some consumers are willing to drive to discount stores for lower prices. Both of the Fund's advisers had positions in Safeway (see Comments on Largest Salomon Brothers Holdings), and Davis also had a larger commitment to Costco Wholesale. Both stocks were affected by the industry-wide squeeze, although Costco had a much smaller negative impact.

We think that the earnings squeeze will force weaker competitors out of the business, thus improving the environment for the survivors. The managements of both of the Fund's holdings in this industry are tightly focused on improving their profit margins, and both companies are likely to come out of any market shakeup in a strong position. Costco's membership structure provides a large part of its revenue and almost eliminates the shop-lifting problem that plagues most chains. These features buttress its low-price framework. Safeway is moving toward nationwide procurement, which is more efficient than the regional purchasing of most chains. It is first or second in most of its largest markets.

....BUT THEIR SUPPLIERS HAD GAINS
Salomon Brothers had positions in two food companies--Pepsi Bottling Group and ConAgra--both of which posted gains despite the poor stock market. Salomon Brothers took its profits on both. It bought Pepsi Bottling when it thought the share price was an exceptional value and sold it because of growing concern about the competitive environment after its shares recovered. ConAgra, which was in the portfolio longer, has two main

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                             www.strategicpartners.com     (800) 225-1852

businesses: grocery products and meat commodities. Companies in these businesses tend to be evaluated differently. Salomon Brothers bought when ConAgra's shares were priced inexpensively like those of commodity companies and sold when they were selling at the higher valuations associated with grocery product companies.

TYCO CONTINUED TO FALL
Davis has had a position in Tyco for some time. Tyco's stock has been falling because of concern about its aggressive accounting, its high level of debt, and a continuing stream of negative disclosures about its former CEO, Dennis Kozlowski. Tyco is often lumped together with Enron and WorldCom because of accusations against the senior management of all three that they personally benefited at their companies' expense. The managements of Enron and WorldCom are also accused of trying to conceal financial weakness in their companies. In contrast, Tyco is a conglomerate of good businesses from which a few former executives are accused of taking funds. It has a solid cash flow, and sold its CIT subsidiary to strengthen its balance sheet. It is going through a confidence-restoring turnover of senior management and its board of directors. Davis estimated what it thinks the worst-case impact of the various uncertainties could be, and decided to add to its position at the very low share price during this period. The impact on the Fund's return during the period was negative.

FINANCIALS WERE MIXED
Several of the Fund's holdings were positioned to benefit from the strong mortgage refinancing and consumer spending trends over the past year, and almost all of these made positive contributions to its return. Salomon Brothers selected Washington Mutual and Wachovia; Davis chose Wells Fargo, Bank One, Golden West Financial, and American Express (see Comments on Largest Davis Holdings). Share prices of these stocks declined after the terrorist attacks on September 11, 2001, as investors assumed that consumer confidence would be affected. They recovered afterward as consumer spending remained the strong point of the economy. Salomon Brothers took its profits on Washington Mutual.

                                                                     7

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Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Semiannual Report     August 31, 2002

The exception to this group's positive impact was Davis's position in Household International, which was among Davis's largest at the beginning of this reporting period. Household services low- to middle-income borrowers. It changed accountants from Arthur Andersen to KPMG and had to restate prior earnings, taking a $400 million charge. In Davis's view, this was not substantial compared to the size of Household's overall business, and Davis continues to have confidence in its CEO, strong brand names (HFC and Beneficial), and smart alliances with key corporate clients.

Salomon Brothers' position in FleetBoston Financial was another poor performer and was sold at a loss. Its holdings in Morgan Stanley and the insurance companies American International Group (AIG) (see both advisers' Comments on Largest Holdings) and XL Capital declined, but they fell more or less in line with the financial sector generally. We expect them to benefit when the capital markets improve. The insurance companies are also benefiting from sharply rising premiums, which continue to boost earnings as policies come up for renewal.

HEALTHCARE STOCKS WERE A STRONG POINT
Salomon Brothers had a substantial commitment to healthcare stocks. Overall, they added significantly to the Fund's return. They included the hospital manager HCA. Hospitals were able to increase prices when very few other industries could. HCA's share price rose substantially, and Salomon Brothers took its profits. It also took profits on the Swiss drug company Novartis, which had a sharp share price gain because it had a drug approved by the Food and Drug Administration (FDA) when most FDA drug decisions were negative. Salomon Brothers invested the cash from the sale of Novartis in Pharmacia (which agreed to be acquired by Pfizer) and Schering-Plough.

The string of disappointing FDA decisions helped create a market swing against the drug industry in general. As a consequence, Davis's positions in the U.S. drug companies Merck and Eli Lilly detracted from return. Merck


8

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                             www.strategicpartners.com     (800) 225-1852

had been among its largest positions as the reporting period began. It faced some near-term patent expirations and experienced product disappointments. In response, Davis reduced its position. It continued its commitment to Eli Lilly, which, in Davis's view, has one of the most robust product pipelines of the major drug companies.

WE HAD A FEW OTHER GAINS
Despite the broad stock market decline, the Fund had several other holdings that contributed positively to return. The largest impact came from United Parcel Service (UPS), to which Davis had a large commitment. UPS is the dominant firm in its business. Because employees, retirees, and the founders' families own 90% of UPS, it is managed with a strong focus on shareholder value. During this reporting period, its shares benefited from resolution of a labor issue and from the stock being added to the S&P 500 Index. When a stock is added to a major index, many professional investors take positions in order to better track the index's performance. This is a one-time boost to the share price. Davis opportunistically reduced its position, but continues to hold a small exposure.

Strategic Partners Focused Value Fund Management Team


                                                                     9

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Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Comments on Largest Holdings

Comments on Largest Davis Holdings   As of 8/31/02

American Express Co./Diversified Financials
American Express is a global financial services company specializing in travel, credit, insurance, and investment advisory services. Its charge cards have low default risk and generate strong cash earnings. It owns its full processing loop and keeps approximately 2.7% of the almost $300 billion of transactions made on its charge cards annually. We believe the company will benefit as the proportion of transactions made on charge cards rise.

Philip Morris Companies, Inc./Tobacco
Philip Morris is the largest cigarette company in the United States. It also owns 84% of Kraft Foods, the largest branded food/beverage company in the United States and the second largest food company in the world. Each of its 91 brands--including Marlboro, Kraft, Nabisco, Post, Philadelphia Cream Cheese, Maxwell House, and Miller--has annual sales of $100 million or more; 15 have more than $1 billion. Chairman and CEO Geoffrey Bible has a strong record of making strategic acquisitions and raising cash earnings.

American International Group, Inc. (AIG)/Insurance
AIG is one of the largest underwriters of commercial and industrial insurance in the world. The company has a vast network of distribution channels in over 130 countries throughout the world, and continued globalization may provide additional channels of distribution in the future. Since becoming CEO in the 1960's, Maurice Greenberg's record of earnings growth and return on equity is well above the industry average.

Wells Fargo & Co./Banks
With approximately $300 billion in assets, Wells Fargo & Company is the nation's fifth largest bank. It provides a wide range of banking, mortgage, and consumer finance services from more than 5,400 stores, the Internet, and other distribution channels. It has a strong brand identity as the number one mortgage lender in the United States and the world's leading Internet banking site. It uses conservative accounting policies, and has diversified its risk by geography, industry, and loan size.

Berkshire Hathaway, Inc./Insurance
Berkshire Hathaway is a holding company primarily in insurance. Its other businesses include building products, finance and financial products, flight services, and retail. It has a strong competitive position in each of its various business lines and substantial cash earnings power. Chairman and CEO Warren Buffett has an exceptional ability to reinvest capital effectively.

Holdings are subject to change.


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                             www.strategicpartners.com     (800) 225-1852

Semiannual Report     August 31, 2002

Comments on Largest Salomon Brothers Holdings   As of 8/31/02

Comverse Technology, Inc./Communications Equipment
Comverse is an established leader in voicemail software, particularly for wireless operators. It has a pipeline of new software applications, including data and voice messaging, that should grow with the spread of new wireless services. It also has an experienced management team and relationships with almost all the world's top wireless vendors. Reduced capital spending by telecommunication service providers has pushed Comverse's share price down to attractive levels, particularly considering its nearly $7 per share in net cash.

Safeway, Inc./Food & Drug Retailing
Safeway is one of the largest food and drug retailers in North America. Its management has responded to recent weak sales by reducing prices, which squeezed margins. We expect profitability to improve with the economy. We regard Safeway's management team as one of the best in the industry. The company is aggressively buying back stock, which should add to earnings per share.

American International Group, Inc. (AIG)/Insurance
AIG is a global insurance powerhouse with a strong balance sheet and the product expertise to capitalize on the most robust cyclical upturn that the insurance industry has seen in more than 20 years. AIG has the strongest competitive position in the developing Asian financial services industry. The company has recently been gaining market share in all of its primary businesses.

AT&T Wireless Services, Inc./Wireless Telecommunication Services
AT&T Wireless is one of the largest wireless telecommunications companies in the United States, and the only one independent of local telephone companies. Its share price, at historically low P/Es, already reflects the industry's pricing and unit growth problems. Its fully funded business plan and healthy balance sheet (particularly compared with its competitors) position it well to benefit from the increasingly likely consolidation of the industry.

Verizon Communications, Inc./Diversified Telecommunication Services
Verizon is one of world's largest telecommunications companies, and its 55%- owned Verizon Communications is the largest wireless carrier in the United States. Verizon is a clear survivor poised to benefit from the telecom industry shake-out. Tight cost controls should support earnings in the current difficult operating environment. The stock offers a healthy dividend and an attractive valuation.

Holdings are subject to change.


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Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited)

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.9%
Common Stocks  96.6%
-------------------------------------------------------------------------------------
Air Freight & Couriers  1.8%
    54,800   United Parcel Service, Inc. (Class B)                $      3,502,268
-------------------------------------------------------------------------------------
Banks  9.3%
   102,000   Bank One Corp.                                              4,176,900
    67,600   Golden West Financial Corp.                                 4,596,124
    60,000   Wachovia Corp.                                              2,211,000
   131,000   Wells Fargo & Co.                                           6,836,890
                                                                  ----------------
                                                                        17,820,914
-------------------------------------------------------------------------------------
Building Products  1.7%
   133,000   Masco Corp.                                                 3,213,280
-------------------------------------------------------------------------------------
Communications Equipment  6.2%
    11,975   Agere Systems, Inc. (Class A)(a)                               19,040
   293,929   Agere Systems, Inc. (Class B)(a)                              452,651
   725,000   Comverse Technology, Inc.(a)                                5,916,000
 2,388,000   Lucent Technologies, Inc.(a)                                4,131,240
   223,400   Tellabs, Inc.(a)                                            1,248,806
                                                                  ----------------
                                                                        11,767,737
-------------------------------------------------------------------------------------
Computers  2.1%
 1,101,800   Sun Microsystems, Inc.(a)                                   4,065,642
-------------------------------------------------------------------------------------
Diversified Financials  12.7%
   304,600   American Express Co.                                       10,983,876
   161,200   Household International, Inc.                               5,820,932
   176,500   Morgan Stanley                                              7,540,080
                                                                  ----------------
                                                                        24,344,888
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  4.5%
   309,000   AT&T Corp.                                                  3,775,980
   158,000   Verizon Communications, Inc.                                4,898,000
                                                                  ----------------
                                                                         8,673,980

    12                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
Food & Drug Retailing  5.4%
   308,300   Safeway, Inc.(a)                                     $      7,960,306
   135,400   The Kroger Co.(a)                                           2,448,032
                                                                  ----------------
                                                                        10,408,338
-------------------------------------------------------------------------------------
Healthcare Equipment & Supplies  1.9%
   417,500   Amersham PLC (United Kingdom)                               3,674,778
-------------------------------------------------------------------------------------
Industrial Conglomerates  4.6%
    33,700   Minnesota Mining & Manufacturing Co. (3M)                   4,210,815
   290,400   Tyco International Ltd. (Bermuda)                           4,556,376
                                                                  ----------------
                                                                         8,767,191
-------------------------------------------------------------------------------------
Insurance  15.1%
   198,500   American International Group, Inc.                         12,465,800
        39   Berkshire Hathaway, Inc. (Class A)(a)                       2,847,000
     2,400   Berkshire Hathaway, Inc. (Class B)(a)                       5,856,000
    75,000   Loews Corp.                                                 3,938,250
    50,000   XL Capital Ltd. (Class A)                                   3,680,500
                                                                  ----------------
                                                                        28,787,550
-------------------------------------------------------------------------------------
Media  2.6%
   234,000   The News Corp., Ltd., ADR (Australia)                       4,282,200
   359,688   UnitedGlobalCom, Inc. (Class A)(a)                            625,857
                                                                  ----------------
                                                                         4,908,057
-------------------------------------------------------------------------------------
Metals & Mining  2.0%
   152,800   Alcoa, Inc.                                                 3,833,752
-------------------------------------------------------------------------------------
Multiline Retail  6.9%
   283,100   Costco Wholesale Corp.(a)                                   9,458,371
   105,200   Federated Department Stores, Inc.(a)                        3,776,680
                                                                  ----------------
                                                                        13,235,051

    See Notes to Financial Statements                                     13

 Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
Oil & Gas  3.2%
    20,900   ChevronTexaco Corp.                                  $      1,601,567
    85,000   Phillips Petroleum Co.                                      4,469,300
                                                                  ----------------
                                                                         6,070,867
-------------------------------------------------------------------------------------
Pharmaceuticals  6.9%
    74,200   Eli Lilly & Co.                                             4,307,310
    53,500   Merck & Co., Inc.                                           2,702,820
    78,800   Pharmacia Corp.                                             3,443,560
   116,600   Schering-Plough Corp.                                       2,691,128
                                                                  ----------------
                                                                        13,144,818
-------------------------------------------------------------------------------------
Tobacco  7.0%
   266,400   Philip Morris Companies, Inc.                              13,320,000
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  2.7%
 1,041,000   AT&T Wireless Services, Inc.(a)                             5,142,540
                                                                  ----------------
             Total common stocks (cost $238,887,982)                   184,681,651
                                                                  ----------------

Principal
Amount                                  Moody's    Interest     Maturity     Value
(000)        Description                Ratings    Rate         Date         (Note 1)
-------------------------------------------------------------------------------------------------
Corporate Bonds  1.3%
-------------------------------------------------------------------------------------
Industrial
  $  7,500   NTL (Delaware), Inc.
              Subordinated Note
              Convertible(b)            C          5.75%          12/15/09        1,275,000
     6,500   NTL Communications Corp.
              Senior Note Convertible(b) Ca        6.75            5/15/08        1,105,000
                                                                             --------------
             Total corporate bonds
              (cost $3,494,220)                                                   2,380,000
                                                                             --------------
             Total long-term investments
              (cost $242,382,202)                                               187,061,651
                                                                             --------------

    14                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Portfolio of Investments as of August 31, 2002 (Unaudited) Cont'd.

Principal
Amount                                             Interest     Maturity     Value
(000)        Description                           Rate         Date         (Note 1)
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.5%
-------------------------------------------------------------------------------------
Repurchase Agreement  0.7%
  $  1,378   Joint Repurchase Agreement
              Account (Note 6)                     1.90%           9/03/02   $    1,378,000
U.S. Government Agency  1.8%
     3,451   Federal Home Loan Bank                1.71            9/03/02        3,450,672
                                                                             --------------
             Total short-term
              investments
              (cost $4,828,672)                                                   4,828,672
                                                                             --------------
             Total Investments  100.4%
              (cost $247,210,874; Note 5)                                       191,890,323
             Liabilities in excess of
              other assets  (0.4%)                                                 (755,108)
                                                                             --------------
             Net Assets  100%                                                $  191,135,215
                                                                             --------------
                                                                             --------------

------------------------------
The following abbreviations are used in portfolio descriptions:
ADR--American Depository Receipt.
PLC--Public Limited Company (British Limited Liability Company).
(a) Non-income producing security.
(b) Represents issuer in default on interest payments, non-income producing security.

    See Notes to Financial Statements                                     15

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $247,210,874)                           $ 191,890,323
Cash                                                                       68,993
Receivable for investments sold                                           278,885
Receivable for Fund shares sold                                            99,617
Dividends and interest receivable                                         168,114
                                                                   ---------------
      Total assets                                                    192,505,932
                                                                   ---------------
LIABILITIES
Payable for Fund shares repurchased                                       872,320
Accrued expenses                                                          210,614
Management fee payable                                                    147,622
Distribution fee payable                                                  137,109
Deferred trustee's fees                                                     3,052
                                                                   ---------------
      Total liabilities                                                 1,370,717
                                                                   ---------------
NET ASSETS                                                          $ 191,135,215
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      24,514
   Paid-in capital in excess of par                                   252,524,289
                                                                   ---------------
                                                                      252,548,803
   Net investment loss                                                 (1,059,830)
   Accumulated net realized loss on investments                        (5,033,207)
   Net unrealized depreciation on investments                         (55,320,551)
                                                                   ---------------
Net assets, August 31, 2002                                         $ 191,135,215
                                                                   ---------------
                                                                   ---------------

    16                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($27,045,658
      / 3,455,904 shares of beneficial interest issued and
      outstanding)                                                          $7.83
   Maximum sales charge (5% of offering price)                                .41
                                                                   ---------------
   Maximum offering price to public                                         $8.24
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($85,708,292 / 11,004,058 shares of beneficial
      interest issued and outstanding)                                      $7.79
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($67,354,377
      / 8,647,516 shares of beneficial interest issued and
      outstanding)                                                          $7.79
   Sales charge (1% of offering price)                                        .08
                                                                   ---------------
   Offering price to public                                                 $7.87
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($11,026,888 / 1,406,618 shares of beneficial
      interest issued and outstanding)                                      $7.84
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     17

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                        Ended
                                                                   August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends and interest (net of foreign withholding tax of
      $15,795)                                                      $   1,414,155
                                                                   ---------------
Expenses
   Management fee                                                       1,062,451
   Distribution fee--Class A                                               43,129
   Distribution fee--Class B                                              527,455
   Distribution fee--Class C                                              408,130
   Transfer agent's fees and expenses                                     166,000
   Custodian's fees and expenses                                           74,000
   Reports to shareholders                                                 57,000
   Registration fees                                                       51,000
   Audit fee                                                               30,000
   Amortization of offering costs                                          20,486
   Legal fees and expenses                                                 19,000
   Trustees' fees                                                           7,000
   Miscellaneous                                                            8,334
                                                                   ---------------
      Total expenses                                                    2,473,985
                                                                   ---------------
Net investment loss                                                    (1,059,830)
                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net realized loss on:
   Investment transactions                                             (2,875,133)
   Foreign currencies                                                      (2,344)
                                                                   ---------------
                                                                       (2,877,477)
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        (38,842,445)
   Foreign currencies                                                         109
                                                                   ---------------
                                                                      (38,842,336)
                                                                   ---------------
Net loss on investments and foreign currencies                        (41,719,813)
                                                                   ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (42,779,643)
                                                                   ---------------
                                                                   ---------------

    18                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months        March 30, 2001(a)
                                                    Ended               through
                                               August 31, 2002     February 28, 2002
-------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                          $  (1,059,830)       $     (79,833)
   Net realized loss on investments and
      foreign currency transactions                (2,877,477)          (2,160,996)
   Net unrealized depreciation on
      investments and foreign currencies          (38,842,336)         (16,478,215)
                                               ---------------    -------------------
   Net decrease in net assets resulting
      from operations                             (42,779,643)         (18,719,044)
                                               ---------------    -------------------
Dividends and distributions (Note 1)
   Distributions from net investment
      income
      Class A                                              --             (251,532)
      Class B                                              --              (12,179)
      Class C                                              --               (8,922)
      Class Z                                              --             (141,711)
                                               ---------------    -------------------
                                                           --             (414,344)
                                               ---------------    -------------------
Fund share transactions (Note 7)
   Net proceeds from shares sold                   23,532,288          330,313,703
   Net asset value of shares issued in
      reinvestment of distributions                        --              379,507
   Cost of shares reacquired                      (43,257,732)         (57,919,520)
                                               ---------------    -------------------
   Net increase (decrease) in net assets
      from Fund share transactions                (19,725,444)         272,773,690
                                               ---------------    -------------------
Total increase (decrease)                         (62,505,087)         253,640,302
NET ASSETS
Beginning of period                               253,640,302                   --
                                               ---------------    -------------------
End of period                                   $ 191,135,215        $ 253,640,302
                                               ---------------    -------------------
                                               ---------------    -------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     19

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Opportunity Funds (the 'Company') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Strategic Partners Focused Growth Fund, Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners Focused Value Fund (the 'Fund'). These financial statements relate to Strategic Partners Focused Value Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on March 30, 2001.

      The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 80% of its total assets) in equity related securities of small, mid, and large sized U.S. companies that are selected by the Fund's two investment subadvisers as having strong capital appreciation potential. Each subadviser utilizes a value investment style to select approximately 20-30 securities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the manager and applicable subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gain (loss) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments
                                                                          21

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a fund level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Offering Expenses:    Offering costs of approximately $190,800
were deferred and fully amortized ratably over a period of twelve months from the date the Fund commenced investment operations.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI').Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Davis Selected Advisers L.P. ('Davis') and Salomon Brothers Asset Management, Inc. ('Salomon Brothers'). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two subadvisers.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25 of 1%,1% and 1%, respectively, for the six months ended August 31, 2002.

      PIMS has advised the Fund that it has received approximately $40,300 and $30,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended August 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $393,400 and $101,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the six months ended August 31, 2002.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended August 31, 2002, the amount of the commitment was $500 million from March 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA which effectively increased the banks commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates.
                                                                          23

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended August 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended August 31, 2002, the Fund incurred fees of approximately $129,000 for the services of PMFS. As of August 31, 2002, approximately $21,000 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

      The Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount of PSI networking fees incurred by the Fund during the six months ended August 31, 2002 was approximately $33,000 and is included in transfer agent's fees and expenses in the Statement of Operations. As of August 31, 2002, approximately $5,100 of such fees were due to PSI.

      For the six months ended August 31, 2002, PSI earned approximately $6,800 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments,for the six months ended August 31, 2002 aggregated $62,977,640 and $75,709,615 respectively.

Note 5. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2002 of approximately $1,294,000, which expires in 2010. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected for federal income tax purposes to treat net capital losses of approximately $617,000, incurred in the period November 1, 2001 through February 28, 2002, as having occurred in the current fiscal year.

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of August 31, 2002 were as follows:

                                                     Net Unrealized
  Tax Basis       Appreciation      Depreciation      Appreciation
--------------   ---------------   ---------------   ---------------
 $247,538,879      $5,545,598       $(61,194,154)     $(55,648,556)

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies transfers uninvested cash into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of August 31, 2002, the Fund had a ..56% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $1,378,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Merrill Lynch & Co., 1.91%, in the principal amount of $81,318,000, repurchase price $81,335,257, due 9/03/02. The value of the collateral including accrued interest was $82,995,183.

      UBS Warburg, 1.89%, in the principal amount of $81,318,000, repurchase price $81,335,076, due 9/03/02. The value of the collateral including accrued interest was $82,995,183.

      Banc of America Securities LLC, 1.89%, in the principal amount of $81,318,000, repurchase price $81,335,076, due 9/03/02. The value of the collateral including accrued interest was $82,995,183.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.
                                                                          25

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Six months ended August 31, 2002:
Shares sold                                                     198,162    $  1,802,935
Shares reacquired                                              (934,612)     (8,247,558)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (736,450)     (6,444,623)
Shares issued upon conversion from Class B                          890           7,899
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (735,560)   $ (6,436,724)
                                                             ----------    ------------
                                                             ----------    ------------
March 30, 2001(a) through
  February 28, 2002:
Shares sold                                                   6,184,477    $ 61,849,303
Shares issued in reinvestment of distributions                   23,491         225,048
Shares reacquired                                            (2,017,049)    (19,769,928)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  4,190,919      42,304,423
Shares issued upon conversion from Class B                          545           4,783
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 4,191,464    $ 42,309,206
                                                             ----------    ------------
                                                             ----------    ------------
Class B
-----------------------------------------------------------
Six months ended August 31, 2002:
Shares sold                                                     528,240    $  4,797,726
Shares reacquired                                            (1,705,267)    (14,361,685)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,177,027)     (9,563,959)
Shares reacquired upon conversion into Class A                     (893)         (7,899)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,177,920)   $ (9,571,858)
                                                             ----------    ------------
                                                             ----------    ------------
March 30, 2001(a) through
  February 28, 2002:
Shares sold                                                  13,775,724    $137,989,515
Shares issued in reinvestment of distributions                    1,184          11,359
Shares reacquired                                            (1,594,384)    (15,230,014)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 12,182,524     122,770,860
Shares reacquired upon conversion into Class A                     (546)         (4,783)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                12,181,978    $122,766,077
                                                             ----------    ------------
                                                             ----------    ------------
------------------------------
(a) Commencement of investment operations.

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Six months ended August 31, 2002:
Shares sold                                                   1,580,831    $ 14,792,810
Shares reacquired                                            (1,733,562)    (14,871,283)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (152,731)   $    (78,473)
                                                             ----------    ------------
                                                             ----------    ------------
March 30, 2001(a) through
  February 28, 2002:
Shares sold                                                  10,028,914    $100,718,655
Shares issued in reinvestment of distributions                      824           7,903
Shares reacquired                                            (1,229,491)    (11,672,559)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 8,800,247    $ 89,053,999
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
-----------------------------------------------------------
Six months ended August 31, 2002:
Shares sold                                                     239,220    $  2,138,817
Shares reacquired                                              (650,833)     (5,777,206)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (411,613)   $ (3,638,389)
                                                             ----------    ------------
                                                             ----------    ------------
March 30, 2001(a) through
  February 28, 2002:
Shares sold                                                   2,967,919    $ 29,756,230
Shares issued in reinvestment of distributions                   14,112         135,196
Shares reacquired                                            (1,163,800)    (11,247,019)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,818,231    $ 18,644,407
                                                             ----------    ------------
                                                             ----------    ------------

------------------------------
(a) Commencement of investment operations.
                                                                          27

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Financial Highlights (Unaudited)

                                                              Class A
                                                ------------------------------------
                                                  Six Months       March 30, 2001(a)
                                                     Ended              Through
                                                August 31, 2002    February 28, 2002
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $  9.40             $ 10.00
                                                ---------------        --------
Income from investment operations
Net investment income (loss)                          (0.02)               0.05
Net realized and unrealized loss on
   investments                                        (1.55)              (0.59)
                                                ---------------        --------
      Total from investment operations                (1.57)              (0.54)
                                                ---------------        --------
Less distributions
Dividends from net investment income                     --               (0.06)
                                                ---------------        --------
Net asset value, end of period                      $  7.83             $  9.40
                                                ---------------        --------
                                                ---------------        --------
TOTAL RETURN(b):                                     (16.70)%             (5.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $27,046             $39,418
Average net assets (000)                            $34,222             $44,868
Ratio to average net assets(c):
   Expenses, including distribution and
      service (12b-1) fees                             1.52%               1.49%
   Expenses, excluding distribution and
      service (12b-1) fees                             1.27%               1.24%
   Net investment income (loss)                       (0.31)%              0.51%
For Class A,B,C and Z shares:
   Portfolio turnover rate(d)                            28%                 65%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualzied.
(c) Annualized.
(d) Not annualized for periods of less than one full year.

    28                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                              Class B
                                                ------------------------------------
                                                  Six Months       March 30, 2001(a)
                                                     Ended              Through
                                                August 31, 2002    February 28, 2002
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $    9.39           $   10.00
                                                ---------------    -----------------
Income from investment operations
Net investment loss                                    (0.05)              (0.02)
Net realized and unrealized loss on
   investments                                         (1.55)              (0.59)
                                                ---------------    -----------------
      Total from investment operations                 (1.60)              (0.61)
                                                ---------------    -----------------
Less distributions
Dividends from net investment income                      --                  --(d)
                                                ---------------    -----------------
Net asset value, end of period                     $    7.79           $    9.39
                                                ---------------    -----------------
                                                ---------------    -----------------
TOTAL RETURN(b):                                      (17.04)%             (6.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $  85,708           $ 114,443
Average net assets (000)                           $ 104,631           $ 115,557
Ratio to average net assets(c):
   Expenses, including distribution and
      service (12b-1) fees                              2.27%               2.24%
   Expenses, excluding distribution and
      service (12b-1) fees                              1.27%               1.24%
Net investment loss                                    (1.06)%             (0.23)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualzied.
(c) Annualized.
(d) Less than $.005 per share.
    See Notes to Financial Statements                                     29

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                              Class C
                                                ------------------------------------
                                                  Six Months       March 30, 2001(a)
                                                     Ended              Through
                                                August 31, 2002    February 28, 2002
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $  9.39             $ 10.00
                                                ---------------        --------
Income from investment operations
Net investment loss                                   (0.05)              (0.02)
Net realized and unrealized loss on
   investments                                        (1.55)              (0.59)
                                                ---------------        --------
      Total from investment operations                (1.60)              (0.61)
                                                ---------------        --------
Less distributions
Dividends from net investment income                     --                  --(d)
                                                ---------------        --------
Net asset value, end of period                      $  7.79             $  9.39
                                                ---------------        --------
                                                ---------------        --------
TOTAL RETURN(b):                                     (17.04)%             (6.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $67,354             $82,673
Average net assets (000)                            $80,961             $84,579
Ratio to average net assets(c):
   Expenses, including distribution and
      service (12b-1) fees                             2.27%               2.24%
   Expenses, excluding distribution and
      service (12b-1) fees                             1.27%               1.24%
Net investment loss                                   (1.08)%             (0.23)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualzied.
(c) Annualized.
(d) Less than $.005 per share.

    30                                     See Notes to Financial Statements

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                              Class Z
                                                ------------------------------------
                                                  Six Months       March 30, 2001(a)
                                                     Ended              Through
                                                August 31, 2002    February 28, 2002
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $  9.41             $ 10.00
                                                ---------------        --------
Income from investment operations
Net investment income (loss)                             --(d)             0.07
Net realized and unrealized loss on
   investments                                        (1.57)              (0.58)
                                                ---------------        --------
      Total from investment operations                (1.57)              (0.51)
                                                ---------------        --------
Less distributions
Dividends from net investment income                     --               (0.08)
                                                ---------------        --------
Net asset value, end of period                      $  7.84             $  9.41
                                                ---------------        --------
                                                ---------------        --------
TOTAL RETURN(b):                                     (16.68)%             (5.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $11,027             $17,106
Average net assets (000)                            $14,362             $19,590
Ratio to average net assets(c):
   Expenses, including distribution and
      service (12b-1) fees                             1.27%               1.24%
   Expenses, excluding distribution and
      service (12b-1) fees                             1.27%               1.24%
Net investment income (loss)                          (0.06)%              0.76%

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualzied.
(c) Annualized.
(d) Less than $.005 per share.
    See Notes to Financial Statements                                     31

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Getting the Most from your Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
We've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                             www.strategicpartners.com     (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Getting the Most from your Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Strategic Partners mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                             www.strategicpartners.com     (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Strategic Partners Opportunity Funds
Strategic Partners Focused Value Fund

Getting the Most from your Mutual Fund

When you invest, you receive financial advice from a Financial Advisor or Registered Representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                             www.strategicpartners.com     (800) 225-1852

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Davis Selected Advisers LP
2949 Elvira Road, Suite 101
Tucson, AZ 85706

Salomon Brothers Asset Management Inc.
750 Washington Boulevard, 11th Floor
Stamford, CT 06901

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols     Nasdaq     CUSIP
     Class A     SUVAX     86276R858
     Class B     SUVBX     86276R866
     Class C     SUVCX     86276R874
     Class Z     SUVZX     86276R882

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of August 31, 2002, were not audited and, accordingly, no opinion is expressed on them.

(Logo)
Fund Symbols     Nasdaq     CUSIP
     Class A     SUVAX     86276R858
     Class B     SUVBX     86276R866
     Class C     SUVCX     86276R874
     Class Z     SUVZX     86276R882

MFSP502E2     IFS-AO74908

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.